[GRAPHIC OMITTED] BEAR, STEARNS

                       NEW ISSUE COMPUTATIONAL MATERIALS



                          $1,183,656,000 (APPROXIMATE)

                           RAMP SERIES 2004-RS7 TRUST
                                     Issuer

                   RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
                                   Depositor

                        RESIDENTIAL FUNDING CORPORATION
                                Master Servicer

                MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
                                SERIES 2004-RS7


                     July 19, 2004 (REVISED JULY 20, 2004)




EXPECTED TIMING:      Pricing Date:       On or about July [20], 2004
                      Settlement Date:    On or about July [29], 2004
                      First Payment       August 25, 2004
                      Date:


STRUCTURE:            Group I (Fixed):    $[400.0] million surety structure
                      Group II (ARMs):    $[665.0] million surety structure
                      Group III (ARMs):   $[125.0] million surety structure
                      Rating Agencies:    Moody's and Standard & Poor's


                                [OBJECT OMITTED]

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets.

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION

 The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

 The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes.
Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

 The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Any information herein regarding the collateral or the securities supersedes any prior information regarding the collateral or the securities and will be superseded by information regarding the collateral and/or the securities contained in the Offering
Documents and any subsequent information regarding the collateral or the securities. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current and any subsequent information regarding the collateral or the securities. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

 Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

 General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals employed thereby may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.



                  RAMP SERIES 2004-RS7 TRUST STRUCTURE SUMMARY

                         JULY 19, 2004 (REVISED JULY 20)
                        $[1,183,656,000] (APPROXIMATE - SUBJECT TO REVISION)
                        CHARACTERISTICS OF THE CERTIFICATES (1), (2), (3), (4)

 -------------- ---------- ------------- ----------- -------- ------------ ------------ ----------------- --------------------------
                                                     Pmt. Interest Pmt. Window
                Amount        Ratings   )            Delay       Accrual     WAL (yrs.)  (mos.) to Call /Exp. MaturityFinalScheduled
     Class         ($)     (S&P /Moody's  Bond Type   (days)      Basis       to Call       # of mos.       to Call    Maturity
 -------------- ---------- ------------- ----------- -------- ------------ ------------ ----------------- --------------------------
 A-I-1          $130,076,000 AAA / Aaa   Sr Fltr (5)     0    Actual/360      1.00         1 - 23/ 23       June 2006   August 2022
 A-I-2          40,738,000   AAA / Aaa    Sr Fxd 6)     24      30/360        2.20        23 - 31 / 9    February 2007 September2025
 A-I-3          46,701,000   AAA / Aaa    Sr Fxd (6)    24      30/360        3.00        31 - 42 / 12     January 2008 July 2028
 A-I-4          87,155,000   AAA / Aaa    Sr Fxd (8)    24      30/360        5.00        42 - 89 / 48    December 2011 June 2032
 A-I-5          55,330,000   AAA / Aaa   Sr Fxd (7,8)   24       30/360       9.48       89 - 119 / 31      June 2014   July 2034
 A-I-6                       AAA / Aaa     Sr Fxd -     24       30/360
                40,000,000                 NAS (8)                            6.77       37 - 119 / 83      June 2014   July 2034
 TOTAL GROUP I  $400,000,000
 A-II-A                   0  AAA / Aaa     Sr Fltr       0     Actual/360
                346,990,00                  (7,9)                             2.28        1 - 67 / 67     February 2010 July 2034
 A-II-B1                  0  AAA / Aaa     Sr Fltr       0     Actual/360
                152,897,00                  (7,9)                             1.01        1 - 22 / 22        May 2006   Mach 2027
 A-II-B2                  0  AAA / Aaa     Sr Fltr       0     Actual/360
                159,394,00                  (7,9)                             3.50        22 - 67 / 46    February 2010 July 2034
 TOTAL GROUP              00
 II             $659,281,0
 A-III                    0  AAA / Aaa   Sr Variable    24       30/360
                124,375,00                   (10)                             2.96        1 - 59 / 59       June 2009   July 2034
 TOTAL GROUP              00
 III            $124,375,0
 -------------- ---------- ------------- ----------- -------- ------------ ------------ ----------------- --------------------------
 -------------- ---------- ------------- ----------- -------- ------------ ------------ ----------------- --------------------------

 GRAND TOTAL    $1,183,656,000
 -------------- ---------- ------------- ----------- -------- ------------ ------------ ----------------- --------------------------


NOTES:
(1) Class sizes subject to a 10% variance.

(2) Pricing Speed Assumption: Group I Loans: 20% HEP (2.0% CPR in month 1, building to 20% CPR by month 10, and remaining constant at 20% CPR thereafter). Group II Loans: 100% PPC (assumes that prepayments start at 2% CPR in month one, increase by approximately 2.545% each month to 30% CPR in month twelve, and remain at 30% CPR until month 22, from month 23 to month 27, 50% CPR, and from month 28 and thereafter, 35% CPR). Group III Loans:
     20% CPR.

(3) The Group I and Group II Certificates will be priced to the 10% optional call of the related Loan Group. The Group III Certificates will be priced to the weighted average roll date of the related Loan Group (i.e., month
     59).

(4) 100% P&I guaranteed by FGIC (See section entitled "Credit Enhancement" herein). (5) The pass-through rate on the Class A-I-1 Certificates will be equal to the lesser of (i) one-month LIBOR plus the related margin and (ii) the Group I Net WAC Cap Rate. (6) The pass-through rates on the Class A-I-2 and Class A-I-3 Certificates will be equal to the related fixed rate per annum.

(7) If the 10% optional call for the Group I Loans is not exercised, the coupon on the Class A-I-5 Certificates will increase by 0.50% per annum beginning on the second Distribution Date after the first possible related optional call date. Likewise, if the 10% optional call for the Group II Loans is not exercised, the margin on the Class A-II-A, Class A-II-B1 and Class A-II-B2 Certificates will double, beginning on the second Distribution Date after the first possible related optional call date.
(8) The pass-through rates on the Class A-I-4, Class A-I-5 and Class A-I-6 Certificates will be equal to the related fixed rate per annum, subject to the Group I Net WAC Cap Rate.
(9) The pass-through rate on the Class A-II-A, Class A-II-B1 and Class A-II-B2 Certificates will be equal to the least of (i) one-month LIBOR plus the related margin, (ii) the Group II Net WAC Cap Rate and (iii) 14.00% per annum.
(10) The pass-through rate on the Class A-III Certificates will be equal to (i) the aggregate amount of interest collected on the Group III Loans for the related collection period minus all the related expenses for the Group III Loans, divided by (ii) the total outstanding certificate principal balance of the Class A-III Certificates.

                                [OBJECT OMITTED]

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets.

                                     Page 21

ISSUER:                      RAMP Series 2004-RS7 Trust.

CERTIFICATES:                The Class A-I-1  through  Class A-I-6  Certificates
                             (collectively, the "Class A-I Certificates") will be backed by first lien, fixed-rate mortgage loans
                             (the "Group I Loans").

                             The Class A-II-A Certificates are backed by first lien, adjustable-rate mortgage loans with original principal balances that will conform to Freddie Mac limitations (the "Group II-A Loans").

                             The Class A-II-B1 and Class A-II-B2 Certificates (together the Class "A-II-B Certificates", and together with the Class A-II-A Certificates, the "Class A-II Certificates") are backed by first lien, adjustable-rate mortgage loans with original principal balances that may or may not conform to Freddie Mac limitations (the "Group II-B Loans").

                             The Class A-III Certificates are backed by first lien, adjustable-rate mortgage loans with original principal balances that may or may not conform to Freddie Mac limitations (the "Group III Loans").

                             The Class A-I Certificates, the Class A-II Certificates and the Class A-III Certificates are referred to together as the "Class A Certificates."

LEAD MANAGER:                Bear, Stearns & Co. Inc.

CO-MANAGERS:                 Citigroup   Global  Markets  Inc.,  J.P.  Morgan
                             Securities  Inc.  and
                             Residential Funding Securities Corporation.

DEPOSITOR:                   Residential Asset Mortgage Products, Inc. ("RAMP").

CERTIFICATE INSURER:         Financial Guaranty Insurance Corporation ("FGIC"),
                             which is rated
                             "AAA" by S&P and "Aaa" by Moody's.

TRUSTEE:                     JPMorgan Chase Bank.

MASTER SERVICER:             Residential  Funding  Corporation  (the "Seller",
                             "Master  Servicer" or
                             "Residential Funding"), an indirect wholly-owned subsidiary of GMAC Mortgage Group, Inc.

SUBSERVICER:                 Primary  servicing  will be provided by HomeComings
                             Financial  Network,   Inc.   ("HomeComings")   with
                             respect  to  approximately  99.78%  of the  Group I
                             Loans, approximately 99.98% of the Group II Loans and 100.00% of the Group III Loans. HomeComings is a wholly-owned subsidiary of Residential Funding
                             Corporation.

CUT-OFF DATE:                July 1, 2004.

STATISTICAL CALCULATION DATE:       July 1, 2004.

SETTLEMENT DATE:             On or about July 29, 2004.

DISTRIBUTION DATES:          25th of each month (or the next business day if
                             such day is not a
                             business day) commencing on August 25, 2004.

FORM OF CERTIFICATES:        Book-entry form through DTC, Clearstream and
                             Euroclear.

MINIMUM DENOMINATIONS:       $25,000 and integral multiples of $1 in excess
                             thereof.

ERISA CONSIDERATIONS: It is expected that, as of the Settlement Date, the Class A Certificates will be eligible for purchase by employee benefit plans or other retirement arrangements that are subject to ERISA or section 4975 of the Internal Revenue Code, subject to certain conditions. Investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of such a plan's acquisition and ownership of such Certificates.

LEGAL INVESTMENT: The Certificates will not constitute "mortgage-related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

TAX STATUS:                  One or more REMIC elections.

COLLATERAL DESCRIPTION:      Three loan  groups:  Group I (fixed),  Group II
                             (adjustable)  and Group III (adjustable).

o Group I Loans will consist of first lien, fixed-rate mortgage loans with an aggregate principal balance of approximately $[400,000,000] as of the Cut-off Date.

o Group II-A Loans will consist of first lien, adjustable-rate mortgage loans with original principal balances that will conform to Freddie Mac guidelines with an aggregate principal balance of approximately $[350,000,000] as of the Cut-off Date.

o Group II-B Loans will consist of first lien, adjustable-rate mortgage loans with original principal balances that may or may not conform to Freddie Mac guidelines with an aggregate principal balance of approximately $[315,000,000] as of the Cut-off Date.

o Group III Loans will consist of first lien, adjustable-rate mortgage loans with original principal balances that may or may not conform to Freddie Mac guidelines with an aggregate principal balance of approximately $[125,000,000] as of the Cut-off Date.

PREPAYMENT                   ASSUMPTION: Group I - 20% HEP (2.0% CPR in month 1,
                             building to 20% CPR by month 10, and remaining constant at 20% CPR thereafter).

                             Group II - 100% PPC (assumes that prepayments start at 2% CPR in month one, increase by approximately 2.545% each month to 30% CPR in month twelve, and remain at 30% CPR until month 22, from month 23 to month 27, 50% CPR, and from month 28 and thereafter, 35% CPR).

                             Group III - 20% CPR.

OPTIONAL CALLS:

                    If the aggregate principal balance of either the Group I Loans, the Group II Loans or the Group III Loans falls below 10% of the original principal balance of the respective group (the "Optional Call Date"), the Master Servicer may terminate the trust with respect to that loan group.
                    However, no purchase of the mortgage loans or the certificates will be permitted if it would result in a draw on the certificate guaranty insurance policy with respect to the related loan group, and no purchase of the mortgage loans or the certificates will be permitted if the certificate insurer can show a reasonable probability that it would result in a draw on the certificate guaranty insurance policy with respect to a non-related loan group unless, in either case, the certificate insurer consents to the termination. The exercise of the optional calls may be subject to limitations as described in the prospectus supplement.

THE NEGOTIATED CONDUIT
ASSET PROGRAM:

                    The mortgage loans included in the trust were acquired and evaluated under Residential Funding's "Negotiated Conduit Asset Program" or NCA program. Through the NCA program, Residential Funding seeks to acquire recently originated mortgage loan products with the characteristics described in the attached collateral tables. The mortgage loans may include a combination of layered risk factors including, but not limited to, credit score, reduced loan documentation, debt-to-income ratio, and loan to value ratio.

                    Residential Funding's standard programs are identified as follows:

o Jumbo A program, under which Residential Funding purchases "A" quality, non-conforming mortgage loans, which are then securitized under the RFMSI shelf. An example of an NCA program loan includes, but is not limited to, a mortgage loan made to a borrower with a higher total debt-to-income ratio than that allowed by Residential Funding's "Jumbo A" program.

o Expanded Criteria program, under which Residential Funding purchases mortgage loans to "A" quality borrowers whose collateral characteristics differ from conforming and jumbo guidelines, which are then securitized under the RALI shelf. An example of an NCA program loan includes, but is not limited to, a mortgage loan where the combination of loan-to-value ratio, credit score and documentation type do not meet Residential Funding's "Expanded Criteria" program guidelines.

o Home Solution program, under which Residential Funding purchases first lien "A"quality mortgage loans with LTVs up to 107%, which are then securitized under the RAMP-RZ shelf. An example of an NCA program loan includes, but is not limited to, a loan made to a borrower who does not meet reserve requirements of the program or whose total debt-to-income exceeds underwriting guidelines of Residential Funding's "Home Solution" program.

                    o AlterNet program, under which Residential Funding purchases mortgage loans with characteristics that do not meet traditional "A" quality credit requirements, which are then securitized under the RASC shelf. An example of an NCA program loan includes, but is not limited to, a mortgage loan with a higher loan-to-value ratio than the credit grade within Residential Funding's "AlterNet" program guidelines allows.

CREDIT ENHANCEMENT:          A.  THE FGIC POLICY

                             In  accordance  with the  terms of the  certificate
                             guaranty     insurance     policy,     FGIC    will
                             unconditionally and irrevocably guarantee:

                    1) Interest on each class of Class A Certificates at the related Pass-Through Rate except as provided below;

                    2) The principal amount of any losses allocated to the Class A Certificates not covered by excess cashflow or overcollateralization;

                    3) The payment of principal on the Class A Certificates by no later than the July 25, 2034 Distribution Date.

                             The policy will not guarantee the payment of Group I Net WAC Cap Shortfalls, Group II Basis Risk Shortfalls, interest shortfalls relating to the Relief Act or prepayment interest shortfalls.

    B.  OVERCOLLATERALIZATION ("OC")
                                          GROUP I        GROUP II   GROUP III
   INITIAL (% ORIG.)                        0.00%           0.86%       0.50%
   OC TARGET (% ORIG.)                      2.00%           5.85%       0.50%
   STEPDOWN OC TARGET (% CURRENT)(1)        4.00%  See below  (2)        N.A.
   OC FLOOR (% ORIG.)                       0.50%           0.50%       0.50%
   OC HOLIDAY                                None            None        None

(1)                              Subject to certain  trigger events as specified
                                 herein.
(2) Stepdown OC target for Group II will be equal to (i) 10% of current aggregate outstanding balance of the Group II Loans and Group III
                                 Loans       minus       (ii)        outstanding
                                 overcollateralization amount for the Group III Loans.

                             C.  CROSS-COLLATERALIZATION
                             The trust provides for cross-collateralization through the application of excess cash flow generated by one loan group to cover losses and to fund the required level of OC in the non-related loan group to the extent not covered by the excess cash flow for the non-related loan group. No excess cash flow will arise from the Group III Loans.

                             Excess cashflow generated by the Group II Loans will be available to cover current losses, prepayment interest shortfalls, Relief Act shortfalls and previously allocated losses on the Group II Loans and Group III Loans, on a pro-rata basis. Excess cashflow generated by the Group I Loans will be available to cover current losses, prepayment interest shortfalls, Relief Act shortfalls and previously allocated losses on the Group II Loans and Group III Loans, on a pro-rata basis.

                             D.  EXCESS SPREAD

o       Group I: Initially equal to approximately [2.37]% per annum.
o       Group II: Initially equal to approximately [5.20]% per annum.
o       Group III: None.

PRIORITY OF PAYMENTS:

                    Payments to the holders of the Certificates will be made from the available amount from each loan group generally as follows:

                    (1) To the Certificate Insurer, the premium due under the certificate guaranty insurance policy;

                    (2) Distribution of accrued and unpaid interest to the related certificates;

                    (3) Distribution of principal to the related certificates, in the priority described herein;

                    (4) Distribution of principal to the related certificates, and subsequently, to the non-related certificates, from the excess interest on the related mortgage loans, to cover realized losses;

                    (5) To the Certificate Insurer, reimbursement of any payments made with respect to the related and then with respect to the unrelated Class A Certificates by the Certificate Insurer under the certificate guaranty insurance policy;

                    (6) Distribution of additional principal to the related certificates, and subsequently, to the non-related certificates, from the excess interest on the related mortgage loans, until the required level of overcollateralization is reached;

                    (7)  Payment to the related  certificates and  subsequently,
                         to  the   non-related   certificates,   in  respect  of
                         prepayment interest shortfalls;

                    (8) To the extent provided in the prospectus supplement, payment to certain Group I Certificates in respect of any Group I Net WAC Cap Shortfall Carry-Forward Amount due to the application of the cap on the related pass-through rate, in the priority described herein, and payment to the Group II Certificates in respect of any Group II Basis Risk Shortfall Carry-Forward Amount, on a pro rata basis among the related certificates based on the amount of Group I Net WAC Cap Shortfall or Group II Basis Risk Shortfall, as applicable;

                    (9) Payment to the related certificates and subsequently, to the non-related certificates, in respect of current relief act shortfalls;

                    (10) To  pay  to  the  holders  of  the   related   Class  A
                         Certificates, pro rata, the principal portion of any realized losses previously allocated thereto that remain unreimbursed;

                    (11) To pay to  the  holders  of  the  non-related  Class  A
                         Certificates, pro rata, in order of priority, the principal portion of any realized losses previously allocated thereto that remain unreimbursed; and

                    (12) Distribution  of any remaining funds to the non-offered certificates.

                    There will be no excess interest generated by the Group III Loans to be available for payment to any Class A Certificates pursuant to the priority of payments described above. Excess interest generated by the Group II Loans will be used to make payments pursuant to clauses (4), (7), (9) and (10) to the Class A-II Certificates and Class A-III Certificates on a pro-rata basis. Excess interest generated by the Group I Loans will be used to make payments pursuant to clauses (4), (7), (9) and (11) to the Class A-II Certificates and Class A-III Certificates on a pro-rata basis.

INTEREST ACCRUAL PERIOD:

                    For the Class A-I-2 through Class A-I-6 Certificates and the Class A-III Certificates: the calendar month preceding the current Distribution Date on a 30/360 basis.

                    For the Class A-I-1 and the Class A-II Certificates: from and including the preceding Distribution Date (for the first accrual period, the closing date) up to but excluding the current Distribution Date, on an actual/360 basis.

PASS-THROUGH RATES:          Group I Pass-Through Rates:

o On each Distribution Date, the Class A-I-1 Pass-Through Rate will be a per annum rate equal to the lesser of (i) One-Month LIBOR plus [ ]% (the "Class A-I-1 Margin") and (ii) the Group I Net WAC Cap Rate.
o On each Distribution Date, for the Class A-I-2 Certificates and the Class A-I-3 Certificates, interest will accrue at a fixed rate equal to their respective fixed rate coupon.
o On each Distribution Date, for the Class A-I-4, Class A-I-5 and Class A-I-6 Certificates, interest will accrue at a rate equal to the lesser of (a) their respective fixed rate coupons and (b) the Group I Net WAC Cap Rate.
o The fixed rate coupon on the Class A-I-5 Certificates will increase by 0.50% per annum for any Distribution Date beginning on the second Distribution Date after the first possible related Optional Call Date.

                             Group II Pass-Through Rates:

o The Class A-II-A Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the second Distribution Date after the first possible related Optional Call Date, One-Month LIBOR plus [ ]% (the "Class A-II-A Margin"), and beginning on the second Distribution Date after the first possible related Optional Call Date, One-Month LIBOR plus 2 times the Class A-II-A Margin, (y) the Group II Net WAC Cap Rate, and (z) 14.00%.
o The Class A-II-B1 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the second Distribution Date after the first possible related Optional Call Date, One-Month LIBOR plus [ ]% (the "Class A-II-B1 Margin"), and beginning on the second Distribution Date after the first possible related Optional Call Date, One-Month LIBOR plus 2 times the Class A-II-B1 Margin, (y) the Group II Net WAC Cap Rate, and (z) 14.00%.
o The Class A-II-B2 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the second Distribution Date after the first possible related Optional Call Date, One-Month LIBOR plus [ ]% (the "Class A-II-B2 Margin"), and beginning on the second Distribution Date after the first possible related Optional Call Date, One-Month LIBOR plus 2 times the Class A-II-B2 Margin, (y) the Group II Net WAC Cap Rate, and (z) 14.00%.

                             Group III Pass-Through Rate:

o The Class A-III Pass-Through Rate will be a per annum rate equal to (i) the aggregate amount of interest collected on the Group III Loans for the related collection period, less the related expenses for the Group III Loans, divided by
                                 (ii) the outstanding certificate principal balance of the Class A-III Certificates.

GROUP I NET WAC CAP RATE: For any Distribution Date, a per annum rate equal to the weighted average of the Net Mortgage Rates of the Group I Loans using the
                             Net Mortgage Rates in effect for the scheduled payments due on such mortgage loans during the related due period, and, in the case of the Class A-I-1 Certificates, multiplied by a fraction equal to 30 divided by the actual number of days in the related Interest Accrual Period.

                             For any Distribution Date on which the Pass-Through Rate on the Group I Certificates is limited to the Group I Net WAC Cap Rate, the resulting shortfall (the "Group I Net WAC Cap Shortfall") will carry forward with interest thereon (the "Group I Net WAC Cap Shortfall Carry-Forward Amount").

GROUP II NET WAC CAP RATE: For any Distribution Date, a per annum rate equal to the weighted average of the Net Mortgage Rates of the Group II Loans using the Net Mortgage Rates in effect for the scheduled payments due on such mortgage loans during the related due period, multiplied by a fraction equal to 30 divided by the actual number of days in the related Interest Accrual Period.

                             For any Distribution Date on which the Pass-Through Rate on the Group II Certificates is limited to the Group II Net WAC Cap Rate, the resulting shortfall (the "Group II Basis Risk Shortfall") will carry forward with interest thereon, subject to a maximum of 14.00% per annum (the "Group II Basis Risk Shortfall Carry-Forward Amount").

GROUP III NET WAC CAP RATE: For any Distribution Date, a per annum rate equal to (i) the aggregate amount of interest collected on the Group III Loans for the related collection period, less the related expenses for the Group III Loans, divided by (ii) the outstanding certificate principal balance of the Class A-III Certificates.

WEIGHTED AVERAGE             Master servicing fee and sub-servicing fee of
MONTHLY FEES:                approximately:
                                [0.32]% for Group I
                                [0.48]% for Group II
                                [0.33]% for Group III

NET MORTGAGE RATE:

                    With respect to any mortgage loan, the mortgage rate thereon minus the sum of (a) the rates at which the master servicing and subservicing fees are paid and (b) the rate at which the premium for the certificate guaranty insurance policy is paid; provided, however, that for proposes of this calculation, the rate at which the premium for the certificate guaranty insurance policy is paid shall be multiplied by a fraction equal to the aggregate certificate principal balance of the related Class A Certificates over the aggregate stated principal balance of the related mortgage loans

ELIGIBLE MASTER SERVICING
COMPENSATION:

                    For either loan group and any Distribution Date, an amount equal to the lesser of (a) one-twelfth of 0.125% of the aggregate stated principal balance of the mortgage loans in that loan group immediately preceding that Distribution Date, and (b) the sum of the master servicing fee payable to the Master Servicer in respect of its master servicing activities and reinvestment income received by the Master Servicer on amounts payable with respect to that Distribution Date with respect to the mortgage loans in that loan group. Excess cash flow from the Group I Loans and Group II Loans may also be available to cover prepayment interest shortfalls, subject to the priority of distribution for Excess Cash Flow.

ADVANCES:

                    The Master Servicer will advance delinquent principal and interest to the extent the advance is recoverable from future collections on the loan.

OVERCOLLATERALIZATION        AMOUNT:

                    With respect to any Distribution Date and any Loan Group, the excess, if any, of the aggregate stated principal balance of the mortgage loans in the related Loan Group before giving effect to distributions of principal to be made on that Distribution Date, over the aggregate certificate principal balance of the related Class A Certificates, as of such date, before taking into account distributions of principal to be made on that Distribution Date.

GROUP I REQUIRED
OVERCOLLATERALIZATION  AMOUNT:

                    With respect to any Distribution Date and the Group I Loans,
                    (a) if such Distribution Date is prior to the Group I Stepdown Date, 2.00% of the aggregate stated principal balance of the Group I Loans as of the Cut-Off Date, or (b) if such Distribution Date is on or after the Group I Stepdown Date, the greater of (i) 4.00% of the then current aggregate stated principal balance of the Group I Loans as of the end of the related due period and (ii) the Overcollateralization Floor for Group I, provided, however, that in the event certain trigger events specified in the underlying documents are not satisfied, the Group I Required Overcollateralization Amount shall be such amount on the immediately preceding Distribution Date.

OVERCOLLATERALIZATION  FLOOR:

                    As to any Loan Group, an amount equal to 0.50% of the aggregate stated principal balance of the related mortgage loans as of the Cut-off Date.

OVERCOLLATERALIZATION
INCREASE AMOUNT:

                    With respect to any Distribution Date and the Group I Loans and Group II Loans, an amount equal to the lesser of (i) excess cash flow from the related mortgage loans available for payment of the related Overcollateralization Increase Amount and (ii) the excess, if any, of (x) the related Required Overcollateralization Amount for that Distribution Date over (y) the related Overcollateralization Amount for that Distribution Date.

OVERCOLLATERALIZATION
REDUCTION AMOUNT:

                    With respect to any Distribution Date for which the related Excess Overcollateralization Amount is, or would be, after taking into account all other distributions to be made on that Distribution Date, greater than zero, an amount equal to the lesser of (i) the related Excess Overcollateralization Amount for that Distribution Date and
                    (ii) principal collected on the related mortgage loans for that Distribution Date.

EXCESS
OVERCOLLATERALIZATION AMOUNT:

                    With respect to any Distribution Date, the excess, if any, of the related Overcollateralization Amount over the related Required Overcollateralization Amount.

GROUP I PRINCIPAL
DISTRIBUTION   AMOUNT:

                    As to any Distribution Date, the lesser of (i) the aggregate certificate principal balance of the Class A-I Certificates prior to such Distribution Date and (ii) the sum of (a) principal collected on the Group I Loans other than Subsequent Recoveries and (b) the related Overcollateralization Increase Amount less (c) the related Overcollateralization Reduction Amount.

PRIORITY OF CLASS A-I
PRINCIPAL   DISTRIBUTIONS:

                    The Class A-I Principal Distribution Amount will be distributed to the Class A-I-1 through the Class A-I-6 Certificates as follows: first to the Class A-I-6 Certificates in an amount equal to the Class A-I-6 Lockout Distribution Amount for that distribution date, and then the remaining amounts will be paid to the Class A-I-1, Class A-I-2, Class A-I-3, Class A-I-4, Class A-I-5 and Class A-I-6 Certificates, in that order, in each case until paid in full. CLASS A-I-6 LOCKOUT DISTRIBUTION AMOUNT: For any
                    Distribution Date, the product of (x) the Class A-I-6 Lockout Percentage (as set forth in the underlying table) for that Distribution Date and (y) the Class A-I-6 Pro Rata Distribution Amount for that Distribution Date. In no event shall the Class A-I-6 Lockout Distribution Amount for a Distribution Date exceed the Class A-I Principal Distribution Amount for that Distribution Date or the certificate principal balance of the Class A-I-6 Certificates immediately prior to that Distribution Date.

CLASS A-I-6
PRO RATA  DISTRIBUTION  AMOUNT:

                    For any Distribution Date, an amount equal to the product of
                    (x) a fraction, the numerator of which is the certificate principal balance of the Class A-I-6 Certificates immediately prior to that Distribution Date and the denominator of which is the aggregate certificate principal balance of the Class A-I Certificates immediately prior to that Distribution Date and (y) the Class A-I Principal Distribution Amount for that Distribution Date.

CLASS A-I-6 LOCKOUT PERCENTAGE

    DISTRIBUTION DATES                                 LOCKOUT PERCENTAGE
    August 2004 through and including July 2007                0%
    August 2007 through and including July 2009               45%
    August 2009 through and including July 2010               80%
    August 2010 through and including July 2011               100%
    August 2011 and thereafter                                300%

GROUP  I STEPDOWN DATE:

                    The Distribution Date which is the later to occur of (x) the Distribution Date in February 2007 and (y) the first Distribution Date on which the aggregate stated principal balance of the Group I Loans as of the end of the related due period is less than one-half of the aggregate stated principal balance of the Group I Loans as of the Cut-off Date.


GROUP II REQUIRED
OVERCOLLATERALIZATION AMOUNT:

                    With respect to any Distribution Date and the Group II Loans, (a) if such Distribution Date is prior to the Group II Stepdown Date, 5.85% of the aggregate stated principal balance of the Group II Loans as of the Cut-off Date, or (b) if such Distribution Date is on or after the Group II
                    Stepdown Date, the greater of (i) 10.00% of the aggregate stated principal balance of the Group II Loans and the Group III Loans as of the end of the related due period minus the Overcollateralization Amount for Loan Group III and (ii) the Overcollateralization Floor for Group II, provided, however, that in the event certain trigger events specified in the underlying documents are not satisfied, the Group II Required Overcollateralization Amount shall be such amount on the immediately preceding Distribution Date.

GROUP II PRINCIPAL
DISTRIBUTION AMOUNT:

                    As to any Distribution Date, the lesser of (i) the aggregate certificate principal balance of the Class A-II Certificates prior to such Distribution Date and (ii) the sum of (a) principal collected on the Group II Loans other than Subsequent Recoveries and (b) the related Overcollateralization Increase Amount less (c) the related Overcollateralization Reduction Amount.

GROUP II PRINCIPAL
ALLOCATION AMOUNT:

                    With respect to any Distribution Date, the sum of (a) the principal remittance amount for that Distribution Date on the Group II Loans and (b) the aggregate amount of realized losses on the Group II Loans in the calendar month preceding that Distribution Date, to the extent covered by excess cash flow for that Distribution Date; provided, that on any Distribution Date on which there is insufficient excess cash flow to cover all realized losses on the Group II Loans, in determining the Class A-II-A Principal Distribution Amount and Class A-II-B Principal Distribution Amount, the available excess cash flow will be allocated to the Class A-II-A Certificates and Class A-II-B Certificates, pro rata, based on the principal portion of realized losses on the Group II-A Loans and Group II-B Loans, respectively.


CLASS A-II-A PRINCIPAL
DISTRIBUTION AMOUNT:

                    On any Distribution Date, the Group II Principal Distribution Amount multiplied by a fraction, the numerator of which is the portion of the Group II Principal Allocation Amount related to the Group II-A Loans for that Distribution Date and the denominator of which is the Group II Principal Allocation Amount for all of the Group II Loans for that Distribution Date.


CLASS A-II-B PRINCIPAL
DISTRIBUTION AMOUNT:

                    On any Distribution Date, the Group II Principal Distribution Amount multiplied by a fraction, the numerator of which is the portion of the Group II Principal Allocation Amount related to the Group II-B Loans for that Distribution Date and the denominator of which is the Group II Principal Allocation Amount for all of the Group II Loans for that Distribution Date.


CLASS A-II
PRINCIPAL DISTRIBUTIONS:

                    The  Group  II   Principal   Distribution   Amount  will  be
                    distributed to the Class A-II Certificates as follows:

o The Class A-II-A Principal Distribution Amount will be paid to the Class A-II-A Certificates until the certificate principal balance of the Class A-II-A Certificates has been reduced to zero and then to each of the Class A-II-B Certificates, as described herein, in each case until the certificate principal balance thereof has been reduced to zero.

o The Class A-II-B Principal Distribution Amount will be paid sequentially, to the Class A-II-B1 Certificates and Class A-II-B2 Certificates, in each case until the certificate principal balance thereof has been reduced to zero and then to the Class A-II-A Certificates until the certificate principal balance thereof has been reduced to zero.

GROUP II STEPDOWN
DATE: The Distribution Date which is the later to occur of (x) the Distribution Date in February 2007 and
                             (y) the first Distribution Date on which the aggregate stated principal balance of the Group II and Group III Loans as of the end of the related due period is less than one-half of the aggregate stated principal balance of the Group II and Group III Loans as of the Cut-off Date.

GROUP III PRINCIPAL
DISTRIBUTION                 AMOUNT: As to any Distribution  Date, the lesser of
                             (i) the aggregate  certificate principal balance of
                             the  Class   A-III   Certificates   prior  to  such
                             Distribution  Date and (ii) principal  collected on
                             the   Group  III  Loans   other   than   Subsequent
                             Recoveries.

CLASS A-III PRINCIPAL
DISTRIBUTION                 AMOUNT:  The  Class  A-III  Principal  Distribution
                             Amount  will  be  distributed  to the  Class  A-III
                             Certificates   until  the   certificate   principal
                             balance of the Class A-III Certificates has been reduced to zero.

SUBSEQUENT                   RECOVERIES:    Subsequent   recoveries,    net   of
                             reimbursable expenses, with respect to mortgage loans that have been previously liquidated and that have resulted in a realized loss.

                            LOAN GROUP I NET WAC CAP
                  (Current Index Values; 100% PPC; Actual/360)

------------------------
   MONTH        (%)
------------------------
------------------------
     1         6.96
------------------------
------------------------
     2         6.07
------------------------
------------------------
     3         6.27
------------------------
------------------------
     4         6.07
------------------------
------------------------
     5         6.27
------------------------
------------------------
     6         6.07
------------------------
------------------------
     7         6.07
------------------------
------------------------
     8         6.72
------------------------
------------------------
     9         6.07
------------------------
------------------------
     10        6.27
------------------------
------------------------
     11        6.07
------------------------
------------------------
     12        6.27
------------------------
------------------------
     13        6.07
------------------------
------------------------
     14        6.07
------------------------
------------------------
     15        6.27
------------------------
------------------------
     16        6.07
------------------------
------------------------
     17        6.27
------------------------
------------------------
     18        6.07
------------------------
------------------------
     19        6.07
------------------------
------------------------
     20        6.72
------------------------
------------------------
     21        6.07
------------------------
------------------------
     22        6.27
------------------------
------------------------
     23        6.07
------------------------

                            LOAN GROUP II NET WAC CAP
                  (Current Index Values; 100% PPC; Actual/360)

---------------------------------------------------------------------
   MONTH        (%)       MONTH       (%)       MONTH       (%)
---------------------------------------------------------------------
---------------------------------------------------------------------
     1         7.46        37        8.07        73          8.24
---------------------------------------------------------------------
---------------------------------------------------------------------
     2         6.50        38        8.07        74          8.24
---------------------------------------------------------------------
---------------------------------------------------------------------
     3         6.71        39        8.33        75          8.51
---------------------------------------------------------------------
---------------------------------------------------------------------
     4         6.50        40        8.07        76          8.24
---------------------------------------------------------------------
---------------------------------------------------------------------
     5         6.71        41        8.33        77          8.51
---------------------------------------------------------------------
---------------------------------------------------------------------
     6         6.50        42        8.06        78          8.24
---------------------------------------------------------------------
---------------------------------------------------------------------
     7         6.50        43        8.06        79          8.24
---------------------------------------------------------------------
---------------------------------------------------------------------
     8         7.20        44        8.62        80          9.12
---------------------------------------------------------------------
---------------------------------------------------------------------
     9         6.50        45        8.06        81          8.24
---------------------------------------------------------------------
---------------------------------------------------------------------
     10        6.72        46        8.33        82          8.51
---------------------------------------------------------------------
---------------------------------------------------------------------
     11        6.50        47        8.06        83          8.24
---------------------------------------------------------------------
---------------------------------------------------------------------
     12        6.72        48        8.33        84          8.51
---------------------------------------------------------------------
---------------------------------------------------------------------
     13        6.50        49        8.07        85          8.24
---------------------------------------------------------------------
---------------------------------------------------------------------
     14        6.51        50        8.07        86          8.24
---------------------------------------------------------------------
---------------------------------------------------------------------
     15        6.72        51        8.33        87          8.51
---------------------------------------------------------------------
---------------------------------------------------------------------
     16        6.51        52        8.06        88          8.24
---------------------------------------------------------------------
---------------------------------------------------------------------
     17        6.72        53        8.33        89          8.51
---------------------------------------------------------------------
---------------------------------------------------------------------
     18        6.51        54        8.06        90          8.24
---------------------------------------------------------------------
---------------------------------------------------------------------
     19        6.51        55        8.06        91          8.24
---------------------------------------------------------------------
---------------------------------------------------------------------
     20        7.21        56        8.93        92          8.81
---------------------------------------------------------------------
---------------------------------------------------------------------
     21        6.51        57        8.07        93          8.24
---------------------------------------------------------------------
---------------------------------------------------------------------
     22        6.72        58        8.33        94          8.51
---------------------------------------------------------------------
---------------------------------------------------------------------
     23        6.51        59        8.07        95          8.24
---------------------------------------------------------------------
---------------------------------------------------------------------
     24        7.98        60        8.33        96          8.51
---------------------------------------------------------------------
---------------------------------------------------------------------
     25        7.72        61        8.06
----------------------------------------------
----------------------------------------------
     26        7.73        62        8.06
----------------------------------------------
----------------------------------------------
     27        7.99        63        8.33
----------------------------------------------
----------------------------------------------
     28        7.74        64        8.06
----------------------------------------------
----------------------------------------------
     29        8.00        65        8.33
----------------------------------------------
----------------------------------------------
     30        7.74        66        8.06
----------------------------------------------
----------------------------------------------
     31        7.74        67        8.06
----------------------------------------------
----------------------------------------------
     32        8.57        68        9.12
----------------------------------------------
----------------------------------------------
     33        7.74        69        8.23
----------------------------------------------
----------------------------------------------
     34        7.99        70        8.51
----------------------------------------------
----------------------------------------------
     35        7.87        71        8.23
----------------------------------------------
----------------------------------------------
     36        8.34        72        8.51
----------------------------------------------

                            LOAN GROUP II NET WAC CAP
                       (Index = 20%; 100% PPC; Actual/360)

---------------------------------------------------------------------
   MONTH        (%)       MONTH       (%)       MONTH       (%)
---------------------------------------------------------------------
---------------------------------------------------------------------
     1         7.46        37        10.72       73        12.55
---------------------------------------------------------------------
---------------------------------------------------------------------
     2         6.50        38        10.72       74        12.55
---------------------------------------------------------------------
---------------------------------------------------------------------
     3         6.71        39        11.10       75        12.96
---------------------------------------------------------------------
---------------------------------------------------------------------
     4         6.50        40        10.74       76        12.55
---------------------------------------------------------------------
---------------------------------------------------------------------
     5         6.71        41        11.21       77        12.97
---------------------------------------------------------------------
---------------------------------------------------------------------
     6         6.53        42        11.71       78        12.55
---------------------------------------------------------------------
---------------------------------------------------------------------
     7         6.53        43        11.71       79        12.55
---------------------------------------------------------------------
---------------------------------------------------------------------
     8         7.23        44        12.52       80        13.90
---------------------------------------------------------------------
---------------------------------------------------------------------
     9         6.53        45        11.72       81        12.55
---------------------------------------------------------------------
---------------------------------------------------------------------
     10        6.74        46        12.12       82        12.97
---------------------------------------------------------------------
---------------------------------------------------------------------
     11        6.53        47        11.83       83        12.55
---------------------------------------------------------------------
---------------------------------------------------------------------
     12        6.75        48        12.49       84        12.97
---------------------------------------------------------------------
---------------------------------------------------------------------
     13        6.53        49        12.08       85        12.55
---------------------------------------------------------------------
---------------------------------------------------------------------
     14        6.53        50        12.09       86        12.55
---------------------------------------------------------------------
---------------------------------------------------------------------
     15        6.75        51        12.50       87        12.97
---------------------------------------------------------------------
---------------------------------------------------------------------
     16        6.55        52        12.11       88        12.55
---------------------------------------------------------------------
---------------------------------------------------------------------
     17        6.77        53        12.58       89        12.97
---------------------------------------------------------------------
---------------------------------------------------------------------
     18        6.55        54        12.31       90        12.55
---------------------------------------------------------------------
---------------------------------------------------------------------
     19        6.55        55        12.31       91        12.55
---------------------------------------------------------------------
---------------------------------------------------------------------
     20        7.25        56        13.63       92        13.42
---------------------------------------------------------------------
---------------------------------------------------------------------
     21        6.55        57        12.31       93        12.55
---------------------------------------------------------------------
---------------------------------------------------------------------
     22        6.77        58        12.72       94        12.97
---------------------------------------------------------------------
---------------------------------------------------------------------
     23        6.57        59        12.31       95        12.55
---------------------------------------------------------------------
---------------------------------------------------------------------
     24        8.88        60        12.74       96        12.97
---------------------------------------------------------------------
---------------------------------------------------------------------
     25        8.59        61        12.32
----------------------------------------------
----------------------------------------------
     26        8.59        62        12.32
----------------------------------------------
----------------------------------------------
     27        8.89        63        12.75
----------------------------------------------
----------------------------------------------
     28        8.61        64        12.34
----------------------------------------------
----------------------------------------------
     29        8.90        65        12.76
----------------------------------------------
----------------------------------------------
     30        9.32        66        12.37
----------------------------------------------
----------------------------------------------
     31        9.33        67        12.37
----------------------------------------------
----------------------------------------------
     32        10.33       68        13.70
----------------------------------------------
----------------------------------------------
     33        9.33        69        12.55
----------------------------------------------
----------------------------------------------
     34        9.64        70        12.96
----------------------------------------------
----------------------------------------------
     35        9.63        71        12.55
----------------------------------------------
----------------------------------------------
     36        11.08       72        12.96
----------------------------------------------

                           LOAN GROUP III NET WAC CAP
                    (Current Index Values; 100% PPC; 30/360)

----------------------------------------------
   MONTH        (%)       MONTH       (%)
----------------------------------------------
----------------------------------------------
     1         4.51        37        4.50
----------------------------------------------
----------------------------------------------
     2         4.51        38        4.50
----------------------------------------------
----------------------------------------------
     3         4.51        39        4.50
----------------------------------------------
----------------------------------------------
     4         4.51        40        4.50
----------------------------------------------
----------------------------------------------
     5         4.51        41        4.50
----------------------------------------------
----------------------------------------------
     6         4.51        42        4.50
----------------------------------------------
----------------------------------------------
     7         4.51        43        4.50
----------------------------------------------
----------------------------------------------
     8         4.51        44        4.50
----------------------------------------------
----------------------------------------------
     9         4.51        45        4.50
----------------------------------------------
----------------------------------------------
     10        4.51        46        4.50
----------------------------------------------
----------------------------------------------
     11        4.51        47        4.50
----------------------------------------------
----------------------------------------------
     12        4.51        48        4.50
----------------------------------------------
----------------------------------------------
     13        4.51        49        4.50
----------------------------------------------
----------------------------------------------
     14        4.51        50        4.50
----------------------------------------------
----------------------------------------------
     15        4.51        51        4.50
----------------------------------------------
----------------------------------------------
     16        4.51        52        4.50
----------------------------------------------
----------------------------------------------
     17        4.51        53        4.50
----------------------------------------------
----------------------------------------------
     18        4.51        54        4.50
----------------------------------------------
----------------------------------------------
     19        4.51        55        4.50
----------------------------------------------
----------------------------------------------
     20        4.51        56        4.50
----------------------------------------------
----------------------------------------------
     21        4.51        57        4.50
----------------------------------------------
----------------------------------------------
     22        4.51        58        4.50
----------------------------------------------
----------------------------------------------
     23        4.51        59        4.41
----------------------------------------------
----------------------------------------------
     24        4.51
------------------------
------------------------
     25        4.50
------------------------
------------------------
     26        4.50
------------------------
------------------------
     27        4.50
------------------------
------------------------
     28        4.50
------------------------
------------------------
     29        4.50
------------------------
------------------------
     30        4.50
------------------------
------------------------
     31        4.50
------------------------
------------------------
     32        4.50
------------------------
------------------------
     33        4.50
------------------------
------------------------
     34        4.50
------------------------
------------------------
     35        4.50
------------------------
------------------------
     36        4.50
------------------------



                          GROUP I SENSITIVITY ANALYSIS
                                   TO 10% CALL
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
PREPAYMENT ASSUMPTIONS     0% PPC      50% PPC      75% PPC     100% PPC     125% PPC     150% PPC
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
CLASS A-I-1
Avg. Life (yrs)                 9.45        1.67         1.23         1.00         0.86         0.76
Modified Duration               8.50        1.63         1.21         0.98         0.84         0.75
Principal Window             Aug04 -  Aug04 -         Aug04 -      Aug04 -      Aug04 -      Aug04 -
                               Dec21       Dec07        Dec06        Jun06        Feb06        Nov05
Principal Window Months          209          41           29           23           19           16
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
CLASS A-I-2
Avg. Life (yrs)                19.11        4.10         2.84         2.20         1.81         1.54
Modified Duration              13.12        3.71         2.63         2.07         1.71         1.46
Principal Window             Dec21 -  Dec07 -         Dec06 -      Jun06 -      Feb06 -      Nov05 -
                               Mar25       May09        Nov07        Feb07        Aug06        Apr06
Principal Window Months           40          18           12            9            7            6
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
CLASS A-I-3
Avg. Life (yrs)                22.22        5.85         3.97         3.00         2.43         2.04
Modified Duration              13.84        5.04         3.57         2.75         2.25         1.91
Principal Window             Mar25 -  May09 -         Nov07 -      Feb07 -      Aug06 -      Apr06 -
                               Mar28       Jul11        Apr09        Jan08        May07        Nov06
Principal Window Months           37          27           18           12           10            8
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
CLASS A-I-4
Avg. Life (yrs)                25.87       10.84         7.09         5.00         3.90         3.19
Modified Duration              13.69        7.96         5.70         4.26         3.42         2.85
Principal Window             Mar28 -  Jul11 -         Apr09 -      Jan08 -      May07 -      Nov06 -
                               May32       Aug19        Apr15        Dec11        Dec09        Nov08
Principal Window Months           51          98           73           48           32           25
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
CLASS A-I-5
Avg. Life (yrs)                28.40       17.23        12.47         9.48         7.17         5.71
Modified Duration              13.45       10.54         8.60         7.06         5.68         4.71
Principal Window             May32 -  Aug19 -         Apr15 -      Dec11 -      Dec09 -      Nov08 -
                               Jan33       Mar22        May17        Jun14        Jun12        Feb11
Principal Window Months            9          32           26           31           31           28
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
CLASS A-I-6
Avg. Life (yrs)                14.65        8.30         7.38         6.77         6.24         5.61
Modified Duration               9.67        6.46         5.91         5.51         5.16         4.73
Principal Window             Aug07 -  Aug07 -         Aug07 -      Aug07 -      Aug07 -      Aug07 -
                               Jan33       Mar22        May17        Jun14        Jun12        Feb11
Principal Window Months          306         176          118           83           59           43
------------------------ ------------ ----------- ------------ ------------ ------------ ------------

                          GROUP I SENSITIVITY ANALYSIS
                                   TO MATURITY
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
PREPAYMENT ASSUMPTIONS     0% PPC      50% PPC      75% PPC     100% PPC     125% PPC     150% PPC
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
CLASS A-I-5
Avg. Life (yrs)                28.89       20.13        15.19        11.65         8.89         6.86
Modified Duration              13.54       11.40         9.65         8.08         6.61         5.39
Principal Window             May32 -  Aug19 -         Apr15 -      Dec11 -      Dec09 -      Nov08 -
                               Jun34       Feb33        Nov29        Jul25        Sep21        Nov18
Principal Window Months           26         163          176          164          142          121
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
CLASS A-I-6
Avg. Life (yrs)                14.65        8.32         7.42         6.84         6.42         6.10
Modified Duration               9.67        6.47         5.92         5.55         5.27         5.05
Principal Window             Aug07 -  Aug07 -         Aug07 -      Aug07 -      Aug07 -      Aug07 -
                               Apr34       Dec32        Sep29        Apr25        Jul21        Sep18
Principal Window Months          321         305          266          213          168          134
------------------------ ------------ ----------- ------------ ------------ ------------ ------------






                          GROUP II SENSITIVITY ANALYSIS
                                   TO 10% CALL
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
PREPAYMENT ASSUMPTIONS     0% PPC      50% PPC      75% PPC     100% PPC     125% PPC     150% PPC
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
CLASS A-II-A
Avg. Life (yrs)                19.49        4.45         3.02         2.28         1.82         1.50
Modified Duration              15.91        4.14         2.87         2.19         1.77         1.46
Principal Window             Aug04 -  Aug04 -         Aug04 -      Aug04 -      Aug04 -      Aug04 -
                               May33       Feb16        Mar12        Feb10        Nov08        Nov07
Principal Window Months          346         139           92           67           52           40
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
CLASS A-II-B1
Avg. Life (yrs)                12.49        1.58         1.20         1.01         0.86         0.76
Modified Duration              10.94        1.55         1.18         0.99         0.85         0.75
Principal Window             Aug04 -  Aug04 -         Aug04 -      Aug04 -      Aug04 -      Aug04 -
                               Jan26       Oct07        Sep06        May06         Fe06        Nov05
Principal Window Months          258          39           26           22           19           16
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
CLASS A-II-B2
Avg. Life (yrs)                26.11        7.20         4.77         3.50         2.75         2.21
Modified Duration              20.70        6.64         4.50         3.35         2.65         2.15
Principal Window             Jan26 -  Oct07 -         Sep06 -      May06 -      Feb06 -      Nov05 -
                               May33       Feb16        Mar12        Feb10        Nov08        Nov07
Principal Window Months           89         101           67           46           34           25
------------------------ ------------ ----------- ------------ ------------ ------------ ------------

                          GROUP II SENSITIVITY ANALYSIS
                                   TO MATURITY
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
PREPAYMENT ASSUMPTIONS     0% PPC      50% PPC      75% PPC     100% PPC     125% PPC     150% PPC
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
CLASS A-II-A
Avg. Life (yrs)                19.51        4.75         3.24         2.45         1.95         1.61
Modified Duration              15.92        4.37         3.06         2.34         1.88         1.56
Principal Window             Aug04 -  Aug04 -         Aug04 -      Aug04 -        Aug04  Aug04 -
                               May34       Apr28        Apr21        Oct16       -Nov13  Nov11
Principal Window Months          358         285          201          147          112           88
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
CLASS A-II-B1
Avg. Life (yrs)                12.49        1.58         1.20         1.01         0.86         0.76
Modified Duration              10.94        1.55         1.18         0.99         0.85         0.75
Principal Window             Aug04 -  Aug04 -         Aug04 -      Aug04 -      Aug04 -      Aug04 -
                               Dec25       Oct07        Sep06        May06        Feb06        Nov05
Principal Window Months          257          39           26           22           19           16
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
CLASS A-II-B2
Avg. Life (yrs)                26.15        7.79         5.21         3.83         3.00         2.42
Modified Duration              20.72        7.09         4.87         3.64         2.88         2.34
Principal Window             Dec25 -  Oct07 -         Sep06 -      May06 -      Feb06 -      Nov05 -
                               May34       Apr28        May21        Nov16        Dec13        Nov11
Principal Window Months          102         247          177          127           95           73
------------------------ ------------ ----------- ------------ ------------ ------------ ------------















                         GROUP III SENSITIVITY ANALYSIS
                                   TO 10% CALL
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
PREPAYMENT ASSUMPTIONS   0% PPC       50% PPC     75% PPC      100% PPC     125% PPC     150% PPC
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
CLASS A-III
Avg. Life (yrs)                 4.84        3.79         3.35         2.96         2.61         2.31
Modified Duration               4.26        3.37         2.99         2.66         2.36         2.10
Principal Window             Aug04 -  Aug04 -         Aug04 -      Aug04 -      Aug04 -      Aug04 -
                               Jun09       Jun09        Jun09        Jun09        Jun09        Jun09
Principal Window Months           59          59           59           59           59           59

------------------------ ------------ ----------- ------------ ------------ ------------ ------------

                         GROUP III SENSITIVITY ANALYSIS
                                   TO MATURITY
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
PREPAYMENT ASSUMPTIONS   0% PPC       50% PPC     75% PPC      100% PPC     125% PPC     150% PPC
------------------------ ------------ ----------- ------------ ------------ ------------ ------------
CLASS A-III
Avg. Life (yrs)                19.24        7.69         5.50         4.17         3.30         2.70
Modified Duration              12.24        5.82         4.41         3.49         2.85         2.38
Principal Window             Aug04 -  Aug04 -         Aug04 -      Aug04 -      Aug04 -      Aug04 -
                               May34       Nov32        Jul29        Mar25        Jun21        Aug18
Principal Window Months          358         340          300          248          203          169
------------------------ ------------ ----------- ------------ ------------ ------------ ------------





ADDITIONAL INFORMATION REGARDING THE MORTGAGE LOANS

The Seller will make the following representations and warranties with respect to the Group II-A Mortgage Loans:

(i)            None of the  Mortgage  Loans are  subject to Section 32 under the
               Home Ownership and Equity Protection Act of 1994 ("HOEPA").
(ii)           To the  best of  Seller's  knowledge,  the  Subservicer  for each
               Mortgage  Loan has  accurately  and fully  reported  its borrower credit  files  to each of the  Credit  Repositories  in a  timely manner.
(iii)          None of the  proceeds of any  Mortgage  Loan were used to finance the purchase of single premium credit insurance policies.
(iv)           No Group II-A Loan has a  prepayment  penalty  term that  extends beyond three years after the date of origination.
(v)            With the  exception of loans  secured by property in the state of
               New  Jersey,  none of the  Mortgage  Loans  are  loans  that  are referred  to as "high  cost"  or  "covered"  loans  or any  other similar designation under applicable state or local law in effect at the time of origination  of such loan that expressly  provides for assignee liability.
(vi)           None of the  Mortgage  Loans  secured by property in the state of
               New Jersey are  considered  "high-cost  home loans" under the New
               Jersey  Home  Ownership  Security  Act of  2002.  None of the non
               purchase  money  loans  secured by  property  in the state of New
               Jersey are  considered  "covered home loans" under the New Jersey
               Home Ownership Act of 2002.
(vii)          No Group  II-A  Mortgage  Loan  which is  secured  by a  property located  in the  State  of  Georgia  was  originated  on or after
               October 1, 2002 and before March 7, 2003.
(viii)   The stated  principal  balance at  origination  for each  Group II-A  Mortgage  Loan that is secured by a single
               family  property  located  in any state  other than the States of Alaska or Hawaii did not exceed $333,700.  The stated principal  balance at origination for each Group II-A
               Mortgage  Loan that is secured by a single  family  property  located in the States of
               Hawaii  or  Alaska  did  not  exceed  $500,550.   The  stated  principal   balance  at
               origination  for each Group II-A  Mortgage  Loan that is secured by a two-,  three- or four- family  property  located in any state other than the States of Alaska or Hawaii did not exceed  $427,150,  $516,300 or $641,650,  respectively.  The stated  principal balance at  origination  for each Group II-A  Mortgage Loan that is secured by a two-, three- or four-  family  property  located  in the  States of Hawaii or Alaska did not exceed $640,725, $774,450 and $962,475, respectively.

A breach of any of the representations and warranties set forth above will be deemed to materially and adversely affect the interests of the holders of the Group II-A Certificates with respect to any Group II-A Mortgage Loan. With respect to a breach of any such representation and warranty with respect to a Group II-A Mortgage Loan, the seller will either (i) purchase such mortgage loan from the at a price equal to the purchase price for such mortgage loan set forth in the pooling and servicing agreement or (ii) substitute a qualified substitute mortgage loan or loans for such Mortgage Loan in the manner and subject to the limitations set forth in the pooling and servicing agreement. In addition, the servicing guide of the master servicer requires that the subservicer for each Mortgage Loan accurately and fully report its borrower credit files to each of the credit repositories in a timely manner.




                                                                          COMPUTATIONAL MATERIALS FOR
                                                                           RAMP SERIES 2004-RS7 TRUST
-----------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------
 THE                                INFORMATION   CONTAINED   HEREIN   WILL   BE
                                    SUPERSEDED   BY  THE   DESCRIPTION   OF  THE
                                    COLLATERAL   CONTAINED  IN  THE   PROSPECTUS
                                    SUPPLEMENT.
-----------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------

                                [OBJECT OMITTED]

The  information  contained  herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the
initial  collateral   information  sheets,   such  information   supersedes  the
information in all prior collateral information sheets.

                                     Page 52
                  RAMP SERIES 2004-RS7 - COLLATERAL CHARACTERISTICS (GROUP I LOANS)
                                 SUMMARY REPORT
------------------------------------------------------------------------------------------
----------------------------------      $373,016,471
Current Principal Balance
Number of Mortgage Loans                       2,180

                                             AVERAGE           MINIMUM            MAXIMUM
Original Principal Balance                  $171,447           $22,425         $1,700,000

                                    WEIGHTED AVERAGE           MINIMUM            MAXIMUM
Original Term (mos)                              348               120                361
Age (mos)                                          1                 0                 22
Gross Mortgage Rate                           6.745%            4.625%            11.990%
Loan-to-Value Ratio                           83.86%            18.00%            104.00%
Credit Score                                     705               512                814
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
LIEN POSITION               % OF LOAN GROUP    LOAN PURPOSE               % OF LOAN GROUP
                            ---------------                               ---------------
1st Lien                             100.0%    Purchase                            56.50%
                                               Equity Refinance                    29.03%
OCCUPANCY                   % OF LOAN GROUP    Rate/Term Refinance                 14.47%
                            ---------------
Primary Residence                    76.72%
Second/Vacation                       2.41%    PROPERTY TYPE              % OF LOAN GROUP
                                                                          ---------------
Non-Owner Occupied                   20.87%    Single-family detached              70.07%
                                               PUD (detached)                      17.73%
DOCUMENTATION               % OF LOAN GROUP    Two- to four-family
                            ---------------
                                               units                                5.11%
Full Documentation                   52.36%    Condo Low-Rise                       4.50%
Reduced Documentation                47.64%    PUD (attached)                       1.68%
                                               Cooperative                          0.27%
SERVICING                   % OF LOAN GROUP    Condo High-Rise                      0.23%
                            ---------------
Homecomings                          99.78%    Condo Mid-Rise                       0.23%
                                               Townhouse                            0.10%
DELINQUENCY                 % OF LOAN GROUP    Leasehold                            0.09%
                            ---------------
Current                              99.59%
30 to 59 Days Delinquent              0.39%
90 or More Days                       0.02%
Delinquent
                                               PERCENT OF POOL
EXCEPTION CATEGORY          % OF LOAN GROUP     WITH PREPAYMENT PENALTY            32.90%
                            ---------------
Expanded Criteria (RALI)             67.83%
Home Solution (RAMP-RZ)              13.91%    PERCENT OF POOL
Alternet (RASC)                       9.80%     OVER 80% LTV WITH MI               56.27%
Jumbo A (RFMSI)                       8.46%
                                               PERCENT OF POOL
                                                WITH INTEREST ONLY                  9.41%
                                     PERIOD

------------------------------------------------------------------------------------------





                 CREDIT SCORE DISTRIBUTION OF THE GROUP I LOANS

                                                                                WEIGHTED
                                                                     AVERAGE     AVERAGE
                                                          % OF      PRINCIPAL   ORIGINAL
                           NUMBER OF    PRINCIPAL       PRINCIPAL
RANGE OF CREDIT SCORES       LOANS       BALANCE         BALANCE     BALANCE       LTV
----------------------       -----       -------         -------     -------       ---
                                                                                         %
500 to 519                       1         $113,612       0.03 %     $113,612      80.00

520 to 539                       1           55,172       0.01         55,172      65.00

540 to 559                       8        1,012,661       0.27        126,583      62.13

560 to 579                      12        1,320,556       0.35        110,046      89.87

580 to 599                      35        4,189,399       1.12        119,697      89.00

600 to 619                      50        5,948,184       1.59        118,964      89.49

620 to 639                     156       21,422,497       5.74        137,324      86.41

640 to 659                     169       27,325,099       7.33        161,687      84.32

660 to 679                     274       48,042,946      12.88        175,339      81.28

680 to 699                     347       60,173,994      16.13        173,412      84.22

700 to 719                     341       57,536,438      15.42        168,729      84.01

720 to 739                     297       50,300,916      13.48        169,363      86.18

740 to 759                     229       41,880,337      11.23        182,884      82.99

760 or greater                 258       53,385,923      14.31        206,922      82.08
Subtotal with Credit
Scores                       2,178      372,707,736      99.92        171,124      83.86

Not Available                   2          308,734       0.08        154,367      83.93
-------------                   --         --------      -----   -   --------     -----
TOTAL:                                                  100.00 %                         %
                             2,180     $373,016,471                  $171,108      83.86


                   ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP I LOANS

                                                                               WEIGHTED  WEIGHTED
                                                                     AVERAGE   AVERAGE    AVERAGE
                                                          % OF      PRINCIPAL   CREDIT   ORIGINAL
ORIGINAL MORTGAGE          NUMBER OF    PRINCIPAL       PRINCIPAL
AMOUNT ($)                   LOANS       BALANCE         BALANCE     BALANCE    SCORE       LTV
----------                   -----       -------         -------     -------    -----       ---
                                                                                                  %
100,000 or less                837      $61,965,343      16.61 %      $74,033       698     91.51

100,001 to 200,000             847      119,055,151      31.92        140,561       699     91.10

200,001 to 300,000             223       54,300,631      14.56        243,501       697     87.80

300,001 to 400,000             114       39,761,218      10.66        348,783       708     79.26

400,001 to 500,000              64       28,701,396       7.69        448,459       710     73.99

500,001 to 600,000              35       18,982,438       5.09        542,355       717     74.05

600,001 to 700,000              24       15,636,291       4.19        651,512       714     72.72

700,001 to 800,000              12        9,013,822       2.42        751,152       717     63.50

800,001 to 900,000               7        6,018,943       1.61        859,849       734     55.99

900,001 to 1,000,000            10        9,716,242       2.60        971,624       736     68.94

1,200,001 to 1,300,000           2        2,539,079       0.68      1,269,539       713     63.39

1,300,001 to 1,400,000           2        2,675,604       0.72      1,337,802       745     54.88

1,400,001 to 1,500,000           2        2,950,313       0.79      1,475,156       750     66.97

1,600,001 to 1,700,000          1        1,700,000       0.46      1,700,000       740     55.00
----------------------          -- ----------------      -----     ---------- ---  ----    -----
TOTAL:                                                         %                                  %
                             2,180     $373,016,471     100.00       $171,108       705     83.86






                       MORTGAGE RATES OF THE GROUP I LOANS

                                                                               WEIGHTED  WEIGHTED
                                                                     AVERAGE   AVERAGE    AVERAGE
                                                          % OF      PRINCIPAL   CREDIT   ORIGINAL
ORIGINAL MORTGAGE          NUMBER OF    PRINCIPAL       PRINCIPAL
RATE (%)                     LOANS       BALANCE         BALANCE     BALANCE    SCORE       LTV
--------                     -----       -------         -------     -------    -----       ---
                                                                                                  %
4.500 to 4.999                   8       $2,037,296       0.55 %     $254,662       693     61.08

5.000 to 5.499                  45       18,676,779       5.01        415,040       725     61.96

5.500 to 5.999                 228       85,378,352      22.89        374,466       719     71.35

6.000 to 6.499                 255       56,909,202      15.26        223,173       710     80.92

6.500 to 6.999                 425       66,598,772      17.85        156,703       706     87.28

7.000 to 7.499                 358       46,334,771      12.42        129,427       703     92.04

7.500 to 7.999                 448       52,715,524      14.13        117,669       698     94.58

8.000 to 8.499                 198       22,468,633       6.02        113,478       685     95.47

8.500 to 8.999                 122       12,843,546       3.44        105,275       678     95.87

9.000 to 9.499                  33        3,517,098       0.94        106,579       656     94.80

9.500 to 9.999                  30        2,839,856       0.76         94,662       603     94.87

10.000 to 10.499                16        1,731,381       0.46        108,211       622     95.89

10.500 to 10.999                 9          672,095       0.18         74,677       605     96.34

11.000 to 11.499                 3          196,867       0.05         65,622       595     98.73

11.500 to 11.999                2           96,297       0.03         48,148       572     87.25
----------------                --          -------      -----   ---  ------- ---  ---- --------
TOTAL:                                                         %                                  %
                             2,180     $373,016,471     100.00       $171,108       705     83.86


                     NET MORTGAGE RATES OF THE GROUP I LOANS

                                                                               WEIGHTED  WEIGHTED
                                                                     AVERAGE   AVERAGE    AVERAGE
                                                          % OF      PRINCIPAL   CREDIT   ORIGINAL
NET MORTGAGE               NUMBER OF    PRINCIPAL       PRINCIPAL
RATE (%)                     LOANS       BALANCE         BALANCE     BALANCE    SCORE       LTV
--------                     -----       -------         -------     -------    -----       ---
                                                                                                  %
4.000 to 4.499                   2         $612,192       0.16 %     $306,096       731     51.53

4.500 to 4.999                  30       12,710,276       3.41        423,676       721     60.31

5.000 to 5.499                 169       68,558,566      18.38        405,672       719     69.08

5.500 to 5.999                 258       66,645,241      17.87        258,315       711     78.11

6.000 to 6.499                 375       62,566,249      16.77        166,843       709     85.50

6.500 to 6.999                 402       56,034,644      15.02        139,390       702     91.60

7.000 to 7.499                 434       50,474,121      13.53        116,300       700     94.04

7.500 to 7.999                 261       29,223,595       7.83        111,968       690     96.34

8.000 to 8.499                 138       15,277,277       4.10        110,705       681     94.82

8.500 to 8.999                  51        5,293,477       1.42        103,794       660     95.82

9.000 to 9.499                  31        3,103,661       0.83        100,118       621     95.13

9.500 to 9.999                  16        1,621,261       0.43        101,329       618     97.58

10.000 to 10.499                10          749,699       0.20         74,970       603     97.18

10.500 to 10.999                 1           49,914       0.01         49,914       616     95.00

11.000 to 11.499                2           96,297       0.03         48,148       572     87.25
----------------                --          -------      -----   ---  ------- ---  ---- --------
TOTAL:                                                         %                                  %
                             2,180     $373,016,471     100.00       $171,108       705     83.86






                         ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP I LOANS

                                                                               WEIGHTED
                                                                     AVERAGE   AVERAGE
                                                          % OF      PRINCIPAL   CREDIT
ORIGINAL LOAN-TO-VALUE     NUMBER OF    PRINCIPAL       PRINCIPAL
RATIO (%)                    LOANS       BALANCE         BALANCE     BALANCE    SCORE

0.01 to 50.00                   57      $16,581,434       4.45 %     $290,902       707

50.01 to 55.00                  20        6,004,815       1.61        300,241       713

55.01 to 60.00                  37       13,248,267       3.55        358,061       715

60.01 to 65.00                  36       11,502,271       3.08        319,508       700

65.01 to 70.00                  75       28,800,620       7.72        384,008       705

70.01 to 75.00                  86       22,020,118       5.90        256,048       706

75.01 to 80.00                 369       78,229,441      20.97        212,004       710

80.01 to 85.00                  79       11,609,729       3.11        146,959       699

85.01 to 90.00                 198       29,330,963       7.86        148,136       696

90.01 to 95.00                 362       47,956,084      12.86        132,475       689

95.01 to 100.00                823      102,529,101      27.49        124,580       709

100.01 to 105.00               38        5,203,626       1.40        136,938       721
----------------               --- ----------------      -----   -   -------- ---  ---
TOTAL:                                                         %
                             2,180     $373,016,471     100.00       $171,108       705


               GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES OF THE GROUP I LOANS

                                                                               WEIGHTED  WEIGHTED
                                                                     AVERAGE   AVERAGE    AVERAGE
                                                          % OF      PRINCIPAL   CREDIT   ORIGINAL
                           NUMBER OF    PRINCIPAL       PRINCIPAL
STATE                        LOANS       BALANCE         BALANCE     BALANCE    SCORE       LTV
-----                        -----       -------         -------     -------    -----       ---
                                                                                                  %
California                     237     $102,453,799      27.47 %     $432,295       719     70.23

Florida                        384       52,718,729      14.13        137,288       695     87.42

Texas                          180       19,773,428       5.30        109,852       696     94.97

Illinois                        80       12,977,994       3.48        162,225       695     87.98

Arizona                         67       12,223,471       3.28        182,440       707     90.37

Other (1)                   1,232      172,869,049      46.34        140,316       701     88.80
---------                   ------ --  ------------ ----------   -   -------- ---  ---- --------
TOTAL:                                                         %                                  %
                             2,180     $373,016,471     100.00       $171,108       705     83.86
        (1) Other  includes  states and the District of Columbia  with less than
        3.00% concentrations individually.






                   MORTGAGE LOAN PURPOSE OF THE GROUP I LOANS

                                                                               WEIGHTED  WEIGHTED
                                                                     AVERAGE   AVERAGE    AVERAGE
                                                          % OF      PRINCIPAL   CREDIT   ORIGINAL
LOAN                       NUMBER OF    PRINCIPAL       PRINCIPAL
PURPOSE                      LOANS       BALANCE         BALANCE     BALANCE    SCORE       LTV
-------                      -----       -------         -------     -------    -----       ---
                                                                                                  %
Purchase                     1,430     $210,744,564      56.50 %     $147,374       710     91.10

Equity Refinance               538      108,283,594      29.03        201,271       694     75.98

Rate/Term Refinance           212       53,988,312      14.47        254,662       708     71.38
-------------------           ---- ---- ----------- ----------   -   -------- ---  ---- --------
TOTAL:                                                         %                                  %
                             2,180     $373,016,471     100.00       $171,108       705     83.86


                       OCCUPANCY TYPE OF THE GROUP I LOANS

                                                                               WEIGHTED  WEIGHTED
                                                                     AVERAGE   AVERAGE    AVERAGE
                                                          % OF      PRINCIPAL   CREDIT   ORIGINAL
OCCUPANCY                  NUMBER OF    PRINCIPAL       PRINCIPAL
TYPE                         LOANS       BALANCE         BALANCE     BALANCE    SCORE       LTV
----                         -----       -------         -------     -------    -----       ---
                                                                                                  %
Primary Residence            1,379     $286,176,133      76.72 %     $207,524       700     81.71

Non Owner-occupied             754       77,838,589      20.87        103,234       719     92.33

Second/Vacation                47        9,001,749       2.41        191,527       729     78.71
---------------                --- ----------------      -----   -   -------- ---  ---- --------
TOTAL:                                                         %                                  %
                             2,180     $373,016,471     100.00       $171,108       705     83.86


                  MORTGAGED PROPERTY TYPES OF THE GROUP I LOANS

                                                                                   WEIGHTED   WEIGHTED
                                                                         AVERAGE   AVERAGE    AVERAGE
PROPERTY                           NUMBER OF  PRINCIPAL  % OF PRINCIPAL PRINCIPAL   CREDIT    ORIGINAL
TYPE                                 LOANS     BALANCE      BALANCE      BALANCE    SCORE       LTV
----                                 -----     -------      -------      -------    -----       ---
                                                                                                      %
Single-family detached              1,565   $261,373,425     70.07  %    $167,012        703   84.35
Planned Unit Developments
(detached)                            293     66,133,074     17.73        225,710        709   80.62

Two- to four-family units             144     19,052,315      5.11        132,308        711   88.26
Condo Low-Rise (less than 5
stories)                              115     16,768,889      4.50        145,816        704   85.92
Planned Unit Developments
(attached)                             48      6,265,399      1.68        130,529        698   86.52

Cooperative                             2      1,013,812      0.27        506,906        761   43.83
Condo High-Rise (9 stories or
more)                                   4        855,587      0.23        213,897        729   82.06

Condo Mid-Rise (5 to 8 stories)         3        846,087      0.23        282,029        758   80.00

Townhouse                               4        359,882      0.10         89,970        715   90.32

Leasehold                              2        348,000      0.09        174,000        665   61.30
                                       --       --------     -----    ----------- --    ----  -----
TOTAL:                                                                                                %
                                    2,180   $373,016,471    100.00  %    $171,108        705   83.86






                       MORTGAGE LOAN DOCUMENTATION TYPES OF THE GROUP I LOANS

                                                                               WEIGHTED  WEIGHTED
                                                                     AVERAGE   AVERAGE    AVERAGE
                                                          % OF      PRINCIPAL   CREDIT   ORIGINAL
                           NUMBER OF    PRINCIPAL       PRINCIPAL
DOCUMENTATION TYPE           LOANS       BALANCE         BALANCE     BALANCE    SCORE       LTV
-------------------          -----       -------         -------     -------    -----       ---
                                                                                                  %
Full Documentation           1,228     $195,323,069      52.36 %     $159,058       708     86.64

Reduced Documentation         952      177,693,402      47.64        186,653       701     80.79
---------------------         ---- --  ------------ ----------   -   -------- ---  ---- --------
TOTAL:                                                         %                                  %
                             2,180     $373,016,471     100.00       $171,108       705     83.86


                  PREPAYMENT PENALTY TERMS OF THE GROUP I LOANS

                                                                               WEIGHTED   WEIGHTED
                                                                     AVERAGE   AVERAGE    AVERAGE
                                                          % OF      PRINCIPAL   CREDIT    ORIGINAL
PREPAYMENT                  NUMBER OF    PRINCIPAL      PRINCIPAL
PENALTY TERM                  LOANS       BALANCE        BALANCE     BALANCE    SCORE       LTV
------------                  -----       -------        -------     -------    -----       ---
                                                                                                   %
None                         1,309     $250,287,748      67.10  %    $191,205       712     80.02

12 Months                       66       10,262,954       2.75        155,499       688     89.99

24 Months                       46        7,864,644       2.11        170,971       685     99.32

36 Months                      487       64,372,274      17.26        132,181       689     95.04

60 Months                      271       40,105,854      10.75        147,992       696     85.27

Other (2)                       1          122,997       0.03        122,997       699     80.00
---------                       --         --------      -----       -------- --   ---- --------
TOTAL:                                                          %                                  %
                             2,180     $373,016,471     100.00       $171,108       705     83.86
(2) Not None, 12, 24, 36 or 60 months and not more than 60 months.





                RAMP SERIES 2004-RS7 - COLLATERAL CHARACTERISTICS (GROUP II-A LOANS)
                                 SUMMARY REPORT
------------------------------------------------------------------------------------------
Current Principal Balance               $337,876,911
Number of Mortgage Loans                       2,406

                                             AVERAGE           MINIMUM            MAXIMUM
Original Principal Balance                  $140,586           $30,500           $333,000

                                    WEIGHTED AVERAGE           MINIMUM            MAXIMUM
Original Term (mos)                              360               180                360
Age (mos)                                          1                 0                 27
Gross Mortgage Rate                           7.391%            2.750%             9.000%
Loan-to-Value Ratio                           95.53%            39.00%            106.00%
Credit Score                                     639               504                805

Margin                                        7.251%            1.500%            11.320%
Initial Periodic Cap                          2.916%            0.500%             9.000%
Maximum Mortgage Rate                        13.473%            9.625%            16.000%
Minimum Mortgage Rate                         7.484%            1.500%            11.320%
Next Rate Adjustment (mos)                        26                 3                119
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
LIEN POSITION               % OF LOAN GROUP    LOAN PURPOSE               % OF LOAN GROUP
                            ---------------                               ---------------
1st Lien                            100.00%    Purchase                            65.98%
                                               Equity Refinance                    28.82%
OCCUPANCY                   % OF LOAN GROUP    Rate/Term Refinance                  5.20%
                            ---------------
Primary Residence                    95.19%
Second/Vacation                       2.21%    PROPERTY TYPE              % OF LOAN GROUP
                                                                          ---------------
Non-Owner Occupied                    2.59%    Single-family detached              79.20%
                                               PUD (detached)                      10.50%
DOCUMENTATION               % OF LOAN GROUP    Condo Low-Rise                       4.67%
                            ---------------
Full Documentation                   71.82%    PUD (attached)                       2.54%
Reduced Documentation                          Two- to four-family
                                     28.18%    units                                2.12%
                                               Townhouse                            0.59%
                                               Condo Mid-Rise                       0.17%
SERVICING                   % OF LOAN GROUP    Condo High-Rise                      0.11%
                            ---------------
Homecomings                         100.00%    Manufactured Home                    0.10%

DELINQUENCY                 % OF LOAN GROUP
                            ---------------
Current                              99.75%
30 to 59 Days Delinquent              0.25%
                                               PERCENT OF POOL
                                                WITH PREPAYMENT PENALTY            67.00%
EXCEPTION CATEGORY          % OF LOAN GROUP
Alternet (RASC)                      89.17%    PERCENT OF POOL
Expanded Criteria (RALI)              1.81%     OVER 80% LTV WITH MI                1.73%
Home Solution (RAMP-RZ)               5.92%
Jumbo A (RFMSI)                       3.09%    PERCENT OF POOL
Seasoned Loans                                  WITH INTEREST ONLY                  2.89%
                                      0.01%    PERIOD
------------------------------------------------------------------------------------------




                CREDIT SCORE DISTRIBUTION OF THE GROUP II-A LOANS

                                                                                WEIGHTED
                                                                     AVERAGE     AVERAGE
                                                          % OF      PRINCIPAL   ORIGINAL
                           NUMBER OF    PRINCIPAL       PRINCIPAL
RANGE OF CREDIT SCORES       LOANS       BALANCE         BALANCE     BALANCE       LTV
----------------------       -----       -------         -------     -------       ---
                                                               %                         %
500 to 519                       5         $780,912       0.23       $156,182      73.26

520 to 539                       7        1,161,111       0.34        165,873      82.70

540 to 559                      50        5,496,870       1.63        109,937      87.84

560 to 579                     185       22,776,344       6.74        123,115      93.52

580 to 599                     290       36,797,332      10.89        126,887      96.48

600 to 619                     448       61,047,978      18.07        136,268      96.61

620 to 639                     474       64,954,407      19.22        137,035      96.77

640 to 659                     333       48,422,347      14.33        145,412      96.51

660 to 679                     208       30,122,334       8.92        144,819      94.80

680 to 699                     157       25,303,668       7.49        161,170      95.18

700 to 719                      96       15,701,951       4.65        163,562      93.31

720 to 739                      62       10,354,864       3.06        167,014      94.73

740 to 759                      42        7,018,711       2.08        167,112      94.41

760 or greater                 49        7,938,080       2.35        162,002      92.30
--------------                 ---       ----------      -----       --------     -----
TOTAL                                                          %                         %
                             2,406     $337,876,911     100.00       $140,431      95.53


                  ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP II-A LOANS

                                                                               WEIGHTED  WEIGHTED
                                                                     AVERAGE   AVERAGE    AVERAGE
                                                          % OF      PRINCIPAL   CREDIT   ORIGINAL
ORIGINAL MORTGAGE          NUMBER OF    PRINCIPAL       PRINCIPAL
AMOUNT ($)                   LOANS       BALANCE         BALANCE     BALANCE    SCORE       LTV
----------                   -----       -------         -------     -------    -----       ---
                                                               %                                  %
100,000 or less                737      $57,014,830      16.87        $77,361       627     95.97

100,001 to 200,000           1,277      182,435,745      53.99        142,863       636     96.23

200,001 to 300,000             344       83,308,092      24.66        242,175       650     93.76

300,001 to 400,000             48       15,118,244       4.47        314,963       659     95.24
                               ---      -----------      -----       -------- ---- ----    -----
TOTAL:                                                         %                                  %
                             2,406     $337,876,911     100.00       $140,431       639     95.53






                     MORTGAGE RATES OF THE GROUP II-A LOANS

                                                                               WEIGHTED  WEIGHTED
                                                                     AVERAGE   AVERAGE    AVERAGE
                                                          % OF      PRINCIPAL   CREDIT   ORIGINAL
ORIGINAL MORTGAGE          NUMBER OF    PRINCIPAL       PRINCIPAL
RATE (%)                     LOANS       BALANCE         BALANCE     BALANCE    SCORE       LTV
--------                     -----       -------         -------     -------    -----       ---
                                                               %                                  %
2.500 to 2.999                   1         $133,250       0.04       $133,250       760     61.00

3.500 to 3.999                   5          964,483       0.29        192,897       728     80.69

4.000 to 4.499                  15        3,031,124       0.90        202,075       688     79.88

4.500 to 4.999                  30        6,359,220       1.88        211,974       709     80.25

5.000 to 5.499                  31        5,300,133       1.57        170,972       702     90.67

5.500 to 5.999                  95       16,420,222       4.86        172,844       689     96.28

6.000 to 6.499                 146       24,015,521       7.11        164,490       673     94.77

6.500 to 6.999                 344       52,158,858      15.44        151,625       654     95.16

7.000 to 7.499                 349       49,422,689      14.63        141,612       640     95.43

7.500 to 7.999                 574       77,956,181      23.07        135,812       631     96.19

8.000 to 8.499                 403       50,461,108      14.93        125,214       619     97.09

8.500 to 8.999                 374       46,890,529      13.88        125,376       603     97.22

9.000 to 9.499                 39        4,763,591       1.41        122,143       600     97.87
                               ---       ----------      -----       -------- ---- ----    -----
TOTAL:                                                         %                                  %
                             2,406     $337,876,911     100.00       $140,431       639     95.53


                   NET MORTGAGE RATES OF THE GROUP II-A LOANS

                                                                               WEIGHTED  WEIGHTED
                                                                     AVERAGE   AVERAGE    AVERAGE
                                                          % OF      PRINCIPAL   CREDIT   ORIGINAL
NET MORTGAGE               NUMBER OF    PRINCIPAL       PRINCIPAL
RATE (%)                     LOANS       BALANCE         BALANCE     BALANCE    SCORE       LTV
--------                     -----       -------         -------     -------    -----       ---
                                                               %                                  %
2.000 to 2.499                   1         $133,250       0.04       $133,250       760     61.00

3.000 to 3.499                   4          780,751       0.23        195,188       731     77.80

3.500 to 3.999                  13        2,678,229       0.79        206,018       686     80.92

4.000 to 4.499                  27        5,673,636       1.68        210,135       711     79.79

4.500 to 4.999                  32        5,642,610       1.67        176,332       696     88.83

5.000 to 5.499                  83       14,759,246       4.37        177,822       688     95.21

5.500 to 5.999                 172       27,678,104       8.19        160,919       676     94.72

6.000 to 6.499                 329       50,275,393      14.88        152,813       652     95.11

6.500 to 6.999                 410       57,998,068      17.17        141,459       640     95.72

7.000 to 7.499                 537       71,843,964      21.26        133,788       629     96.10

7.500 to 7.999                 440       56,713,877      16.79        128,895       618     97.16

8.000 to 8.499                 353       43,015,223      12.73        121,856       604     97.54

8.500 to 8.999                  5          684,561       0.20        136,912       621    100.00
                                --         --------      -----       -------- ---- ----   ------
TOTAL:                                                         %                                  %
                             2,406     $337,876,911     100.00       $140,431       639     95.53





                        ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP II-A LOANS

                                                                               WEIGHTED
                                                                     AVERAGE   AVERAGE
                                                          % OF      PRINCIPAL   CREDIT
ORIGINAL LOAN-TO-VALUE     NUMBER OF    PRINCIPAL       PRINCIPAL
RATIO (%)                    LOANS       BALANCE         BALANCE     BALANCE    SCORE

0.01 to 50.00                    3         $287,340       0.09 %      $95,780       658

50.01 to 55.00                   1          290,000       0.09        290,000       677

55.01 to 60.00                   4          962,999       0.29        240,750       650

60.01 to 65.00                   4          627,636       0.19        156,909       730

65.01 to 70.00                  10        1,581,207       0.47        158,121       666

70.01 to 75.00                  13        2,585,234       0.77        198,864       634

75.01 to 80.00                 108       16,469,123       4.87        152,492       669

80.01 to 85.00                  54        6,880,092       2.04        127,409       613

85.01 to 90.00                 271       39,567,984      11.71        146,007       634

90.01 to 95.00                 640       87,488,063      25.89        136,700       622

95.01 to 100.00              1,292      180,182,452      53.33        139,460       646

100.01 to 105.00                 5          856,100       0.25        171,220       662

105.01 to 110.00                1           98,681       0.03         98,681       730
----------------                --          -------      -----        ------- ---- ---
TOTAL:
                             2,406     $337,876,911     100.00 %     $140,431       639


              GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES OF THE GROUP II-A LOANS

                                                                               WEIGHTED  WEIGHTED
                                                                     AVERAGE   AVERAGE    AVERAGE
                                                          % OF      PRINCIPAL   CREDIT   ORIGINAL
                           NUMBER OF    PRINCIPAL       PRINCIPAL
STATE                        LOANS       BALANCE         BALANCE     BALANCE    SCORE       LTV
-----                        -----       -------         -------     -------    -----       ---
                                                               %                                  %
Florida                        224      $34,125,044      10.10       $152,344       644     94.96

California                      92       20,307,368       6.01        220,732       665     91.75

Texas                          150       18,672,634       5.53        124,484       629     95.27

Illinois                       125       17,842,373       5.28        142,739       646     96.48

Michigan                       126       17,190,820       5.09        136,435       635     96.22

Arizona                        110       16,374,830       4.85        148,862       643     95.50

Minnesota                       87       14,743,365       4.36        169,464       654     95.36

Georgia                         95       14,121,518       4.18        148,648       628     97.19

Ohio                           110       12,671,542       3.75        115,196       626     96.68

Virginia                        74       12,567,211       3.72        169,827       646     93.86

Indiana                        116       11,824,680       3.50        101,937       634     96.80

Wisconsin                       93       11,021,983       3.26        118,516       628     96.52

Missouri                        84       10,739,860       3.18        127,855       642     96.64

North Carolina                  90       10,352,194       3.06        115,024       618     95.83

Other (1)                     830      115,321,489      34.13        138,942       637     95.69
---------                     ----     ------------     ------       -------- ---- ----    -----
TOTAL:                                                         %                                  %
                             2,406     $337,876,911     100.00       $140,431       639     95.53
        (1) Other  includes  states and the District of Columbia  with less than
        3.00% concentrations individually.






                  MORTGAGE LOAN PURPOSE OF THE GROUP II-A LOANS

                                                                               WEIGHTED  WEIGHTED
                                                                     AVERAGE   AVERAGE    AVERAGE
                                                          % OF      PRINCIPAL   CREDIT   ORIGINAL
LOAN                       NUMBER OF    PRINCIPAL       PRINCIPAL
PURPOSE                      LOANS       BALANCE         BALANCE     BALANCE    SCORE       LTV
-------                      -----       -------         -------     -------    -----       ---
                                                               %                                  %
Purchase                     1,624     $222,934,543      65.98       $137,275       641     96.53

Equity Refinance               656       97,378,171      28.82        148,442       632     93.98

Rate/Term Refinance           126       17,564,196       5.20        139,398       650     91.51
-------------------           ----      -----------      -----       -------- ---- ----    -----
TOTAL:                                                         %                                  %
                             2,406     $337,876,911     100.00       $140,431       639     95.53


                     OCCUPANCY TYPE OF THE GROUP II-A LOANS

                                                                               WEIGHTED  WEIGHTED
                                                                     AVERAGE   AVERAGE    AVERAGE
                                                          % OF      PRINCIPAL   CREDIT   ORIGINAL
OCCUPANCY                  NUMBER OF    PRINCIPAL       PRINCIPAL
TYPE                         LOANS       BALANCE         BALANCE     BALANCE    SCORE       LTV
----                         -----       -------         -------     -------    -----       ---
                                                                                                  %
Primary Residence             2,277    $321,636,526      95.19 %     $141,255       637     96.03

Non Owner-occupied               79       8,762,292       2.59        110,915       678     81.19

Second/Vacation                 50       7,478,092       2.21        149,562       666     91.19
---------------                 ---      ----------      -----   ------------ ---  ---- --------
TOTAL:                                                                                            %
                              2,406    $337,876,911     100.00 %     $140,431       639     95.53


                MORTGAGED PROPERTY TYPES OF THE GROUP II-A LOANS

                                                                                  WEIGHTED  WEIGHTED
                                                                         AVERAGE   AVERAGE   AVERAGE
                                                              % OF      PRINCIPAL  CREDIT   ORIGINAL
PROPERTY                           NUMBER OF  PRINCIPAL     PRINCIPAL
TYPE                                 LOANS     BALANCE       BALANCE     BALANCE    SCORE      LTV
----                                 -----     -------       -------     -------    -----      ---
                                                                                                    %
Single-family detached                1,976  $267,590,192   79.20  %    $135,420        637   95.85
Planned Unit Developments
(detached)                              200    35,477,131   10.50        177,386        635   95.20
Condo Low-Rise (less than 5
stories)                                106    15,771,728    4.67        148,790        660   93.99
Planned Unit Developments
(attached)                               53     8,590,630    2.54        162,087        649   93.69

Two- to four-family units                47     7,165,831    2.12        152,464        667   91.96

Townhouse                                14     1,996,591    0.59        142,614        639   95.51

Condo Mid-Rise (5 to 8 stories)           4       585,975    0.17        146,494        717   94.94
Condo High-Rise (9 stories or
more)                                     3       364,006    0.11        121,335        664   97.19

Manufactured Home                        3       334,827    0.10        111,609        642   77.90
                                         --      --------   -----       -------- ---   ----  -----
TOTAL:                                                                                              %
                                      2,406  $337,876,911  100.00  %    $140,431        639   95.53






                      MORTGAGE LOAN DOCUMENTATION TYPES OF THE GROUP II-A LOANS

                                                                               WEIGHTED  WEIGHTED
                                                                     AVERAGE   AVERAGE    AVERAGE
                                                          % OF      PRINCIPAL   CREDIT   ORIGINAL
                           NUMBER OF    PRINCIPAL       PRINCIPAL
DOCUMENTATION TYPE           LOANS       BALANCE         BALANCE     BALANCE    SCORE       LTV
-------------------          -----       -------         -------     -------    -----       ---
                                                                                                  %
Full Documentation            1,806    $242,673,098      71.82 %     $134,370       632     97.16

Reduced Documentation          600      95,203,813      28.18        158,673       658     91.38
                               ----     -----------     ------   ------------ ---  ---- --------
TOTAL:                                                                                            %
                              2,406    $337,876,911     100.00 %     $140,431       639     95.53


                PREPAYMENT PENALTY TERMS OF THE GROUP II-A LOANS

                                                                               WEIGHTED   WEIGHTED
                                                                     AVERAGE   AVERAGE    AVERAGE
                                                          % OF      PRINCIPAL   CREDIT    ORIGINAL
PREPAYMENT                  NUMBER OF    PRINCIPAL      PRINCIPAL
PENALTY TERM                  LOANS       BALANCE        BALANCE     BALANCE    SCORE       LTV
------------                  -----       -------        -------     -------    -----       ---
                                                                                                   %
None                             782   $111,507,268      33.00  %    $142,592       641     93.34

12 Months                         71     11,066,396       3.28        155,865       652     94.16

24 Months                      1,137    156,643,620      46.36        137,769       632     96.83

36 Months                        411     57,648,492      17.06        140,264       651     96.49

Other (2)                         5      1,011,134       0.30        202,227       614     96.82
---------                         --     ----------      -----       -------- ---  ---- --------
TOTAL:                                                                                             %
                               2,406   $337,876,911     100.00  %    $140,431       639     95.53
(2) Not None, 12, 24 or 36 months and not more than 36 months.


                       INDEX TYPES OF THE GROUP II-A LOANS

                                                                               WEIGHTED  WEIGHTED
                                                                     AVERAGE   AVERAGE    AVERAGE
                                                          % OF      PRINCIPAL   CREDIT   ORIGINAL
INDEX                      NUMBER OF    PRINCIPAL       PRINCIPAL
TYPE                         LOANS       BALANCE         BALANCE     BALANCE    SCORE       LTV
----                         -----       -------         -------     -------    -----       ---
                                                               %                                  %
Libor - 6 Month              2,342     $325,584,981      96.36       $139,020       637     96.03

Libor - 1 Year                  61       11,641,827       3.45        190,850       698     82.83

Treasury - 1 Year               3          650,103       0.19        216,701       710     75.85
-----------------               --         --------      -----       -------- ---- ----    -----
TOTAL:                                                         %                                  %
                             2,406     $337,876,911     100.00       $140,431       639     95.53






                         MAXIMUM MORTGAGE RATES (%) OF THE GROUP II-A LOANS

                                                                               WEIGHTED  WEIGHTED
                                                                     AVERAGE   AVERAGE    AVERAGE
                                                          % OF      PRINCIPAL   CREDIT   ORIGINAL
MAXIMUM MORTGAGE           NUMBER OF    PRINCIPAL       PRINCIPAL
RATE (%)                     LOANS       BALANCE         BALANCE     BALANCE    SCORE       LTV
--------                     -----       -------         -------     -------    -----       ---
                                                               %                                  %
9.000 to 9.999                   3         $596,683       0.18       $198,894       715     86.01

10.000 to 10.999                44        9,117,014       2.70        207,205       699     80.31

11.000 to 11.999               127       21,720,232       6.43        171,025       693     94.89

12.000 to 12.999               468       72,871,264      21.57        155,708       662     94.97

13.000 to 13.999               875      122,793,132      36.34        140,335       635     95.78

14.000 to 14.999               745       92,970,085      27.52        124,792       613     96.87

15.000 to 15.999               142       17,590,620       5.21        123,878       604     98.08

16.000 to 16.999                2          217,881       0.06        108,940       596    100.00
                                --         --------      -----       -------- ---- ----   ------
TOTAL:                                                         %                                  %
                             2,406     $337,876,911     100.00       $140,431       639     95.53






                     NEXT INTEREST RATE ADJUSTMENT DATE OF THE GROUP II-A LOANS

                                                                               WEIGHTED  WEIGHTED
                                                                     AVERAGE   AVERAGE    AVERAGE
                            NUMBER                        % OF      PRINCIPAL   CREDIT   ORIGINAL
NEXT INTEREST RATE             OF       PRINCIPAL       PRINCIPAL
ADJUSTMENT DATE              LOANS       BALANCE         BALANCE     BALANCE    SCORE       LTV
---------------              -----       -------         -------     -------    -----       ---
                                                               %                                  %
October 2004                     1          $42,357       0.01        $42,357       574     39.00

November 2004                    1          173,200       0.05        173,200       701     80.00

December 2005                    6        1,157,060       0.34        192,843       755     82.90

January 2005                     1          110,850       0.03        110,850       726     80.00

June 2005                        2          290,371       0.09        145,185       639     90.18

September 2005                   1          185,607       0.05        185,607       606    100.00

October 2005                     1          117,812       0.03        117,812       639     90.00

November 2005                    4          617,459       0.18        154,365       623     93.40

December 2005                    2          332,898       0.10        166,449       656    100.00

January 2006                     2          292,365       0.09        146,183       653     98.38

February 2006                    5          648,553       0.19        129,711       626     89.58

March 2006                      15        2,352,538       0.70        156,836       652     97.03

April 2006                      74        9,980,471       2.95        134,871       625     94.37

May 2006                       647       89,945,467      26.62        139,019       640     97.53

June 2006                      870      118,816,601      35.17        136,571       629     96.26

July 2006                      214       28,919,812       8.56        135,139       624     94.50

September 2006                   2          317,584       0.09        158,792       608     97.18

October 2006                     1          102,437       0.03        102,437       643     83.00

November 2006                    1          139,489       0.04        139,489       630    100.00

December 2006                    1           77,846       0.02         77,846       589     84.00

January 2007                     3          432,023       0.13        144,008       685     93.47

February 2007                    2          390,090       0.12        195,045       675     77.66

March 2007                       1          137,841       0.04        137,841       756     95.00

April 2007                      22        3,418,717       1.01        155,396       627     91.05

May 2007                       185       29,712,758       8.79        160,610       661     93.20

June 2007                      245       34,877,882      10.32        142,359       658     93.87

July 2007                       96       14,099,322       4.17        146,868       646     92.00

June 2014                       1          187,500       0.06        187,500       727     90.00
                                --         --------      -----       -------- ---- ----    -----
TOTAL:                                                         %                                  %
                             2,406     $337,876,911     100.00       $140,431       639     95.53






                     NOTE MARGIN (%) OF THE GROUP II-A LOANS

                                                                               WEIGHTED  WEIGHTED
                                                                     AVERAGE   AVERAGE    AVERAGE
                            NUMBER                        % OF      PRINCIPAL   CREDIT   ORIGINAL
NOTE                           OF       PRINCIPAL       PRINCIPAL
MARGIN (%)                   LOANS       BALANCE         BALANCE     BALANCE    SCORE       LTV
----------                   -----       -------         -------     -------    -----       ---
                                                               %                                  %
1.500 to 1.999                   1         $133,250       0.04       $133,250       760     61.00

2.000 to 2.499                  56       11,243,334       3.33        200,774       702     79.72

2.500 to 2.999                   8        1,285,330       0.38        160,666       688     86.21

3.000 to 3.499                   8        1,273,100       0.38        159,138       757     92.83

3.500 to 3.999                  18        3,275,548       0.97        181,975       728     91.41

4.000 to 4.499                   6          769,172       0.23        128,195       695     97.82

4.500 to 4.999                  12        2,314,798       0.69        192,900       698     93.87

5.000 to 5.499                  38        6,337,625       1.88        166,780       688     96.97

5.500 to 5.999                 112       18,710,080       5.54        167,054       680     97.12

6.000 to 6.499                 219       34,776,623      10.29        158,797       664     97.28

6.500 to 6.999                 253       37,953,206      11.23        150,013       648     96.12

7.000 to 7.499                 317       44,015,164      13.03        138,849       645     94.50

7.500 to 7.999                 372       51,186,999      15.15        137,599       634     95.07

8.000 to 8.499                 460       58,849,115      17.42        127,933       619     95.87

8.500 to 8.999                 342       42,987,684      12.72        125,695       602     97.31

9.000 to 9.499                 136       16,368,602       4.84        120,357       600     98.03

9.500 to 9.999                  42        5,605,677       1.66        133,468       604     99.16

10.000 to 10.499                 5          694,667       0.21        138,933       601    100.00

11.000 to 11.499                1           96,937       0.03         96,937       589    100.00
                                --          -------      -----        ------- ---- ----   ------
TOTAL:                                                         %                                  %
                             2,406     $337,876,911     100.00       $140,431       639     95.53







                RAMP SERIES 2004-RS7 - COLLATERAL CHARACTERISTICS (GROUP II-B LOANS)
                                 SUMMARY REPORT
------------------------------------------------------------------------------------------
Current Principal Balance               $338,207,399
Number of Mortgage Loans                       2,113

                                             AVERAGE           MINIMUM            MAXIMUM
Original Principal Balance                  $160,252           $32,940         $1,300,000

                                    WEIGHTED AVERAGE           MINIMUM            MAXIMUM
Original Term (mos)                              360               180                360
Age (mos)                                          1                 0                 86
Gross Mortgage Rate                           7.389%            3.625%            11.600%
Loan-to-Value Ratio                           94.80%            46.00%            104.00%
Credit Score                                     645               476                819

Margin                                        6.961%            2.250%            12.000%
Initial Periodic Cap                          2.918%            1.000%             6.000%
Maximum Mortgage Rate                        13.433%            6.500%            18.875%
Minimum Mortgage Rate                         7.315%            2.250%            12.000%
Next Rate Adjustment (mos)                        26                 1                119
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
LIEN POSITION               % OF LOAN GROUP    LOAN PURPOSE               % OF LOAN GROUP
                            ---------------                               ---------------
1st Lien                            100.00%    Purchase                            67.89%
                                               Equity Refinance                    27.37%
OCCUPANCY                   % OF LOAN GROUP    Rate/Term Refinance                  4.74%
                            ---------------
Primary Residence                    96.76%
Second/Vacation                       1.30%    PROPERTY TYPE              % OF LOAN GROUP
                                                                          ---------------
Non-Owner Occupied                    1.94%    Single-family detached              77.05%
                                               PUD (detached)                      12.48%
DOCUMENTATION               % OF LOAN GROUP    Condo Low-Rise                       3.86%
                            ---------------
Full Documentation                             Two- to four-family
                                     69.25%    units                                3.28%
Reduced Documentation                30.75%    PUD (attached)                       1.85%
                                               Townhouse                            0.77%
                                               Condo Mid-Rise                       0.51%
SERVICING                   % OF LOAN GROUP    Manufactured Home                    0.12%
                            ---------------
Homecomings                          99.96%    Leasehold                            0.05%
                                               Condo High-Rise                      0.04%
DELINQUENCY                 % OF LOAN GROUP
                            ---------------
Current                              99.43%
30 to 59 Days Delinquent              0.55%
60 to 89 Days Delinquent              0.02%    PERCENT OF POOL
                                                WITH PREPAYMENT PENALTY            65.50%
EXCEPTION CATEGORY          % OF LOAN GROUP
Alternet (RASC)                      83.89%    PERCENT OF POOL
Home Solution (RAMP-RZ)               7.82%     OVER 80% LTV WITH MI                2.21%
Jumbo A (RFMSI)                       4.46%
Expanded Criteria (RALI)              3.78%    PERCENT OF POOL
Seasoned Loans                                  WITH INTEREST ONLY                  6.15%
                                      0.05%    PERIOD
------------------------------------------------------------------------------------------




                CREDIT SCORE DISTRIBUTION OF THE GROUP II-B LOANS

                                                                                WEIGHTED
                                                                     AVERAGE     AVERAGE
                                                          % OF      PRINCIPAL   ORIGINAL
                           NUMBER OF    PRINCIPAL       PRINCIPAL
RANGE OF CREDIT SCORES       LOANS       BALANCE         BALANCE     BALANCE       LTV
----------------------       -----       -------         -------     -------       ---
                                                               %                         %
499 or less                      4         $403,848       0.12       $100,962      73.73

500 to 519                      13        1,559,779       0.46        119,983      73.28

520 to 539                      14        1,618,820       0.48        115,630      79.15

540 to 559                      56        6,544,912       1.94        116,873      88.82

560 to 579                     134       16,072,822       4.75        119,946      93.07

580 to 599                     337       44,145,849      13.05        130,997      96.84

600 to 619                     340       50,884,121      15.05        149,659      96.53

620 to 639                     348       52,018,027      15.38        149,477      96.50

640 to 659                     273       43,884,798      12.98        160,750      95.51

660 to 679                     179       33,794,350       9.99        188,795      95.21

680 to 699                     142       26,629,773       7.87        187,534      93.13

700 to 719                      95       19,670,211       5.82        207,055      93.14

720 to 739                      86       19,496,165       5.76        226,700      93.47

740 to 759                      47       10,405,353       3.08        221,390      94.75

760 or greater                 45       11,078,571       3.28        246,190       88.23
--------------                 ---      -----------      -----       --------
TOTAL                                                          %                         %
                             2,113     $338,207,399     100.00       $160,060      94.80


                  ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP II-B LOANS

                                                                               WEIGHTED  WEIGHTED
                                                                     AVERAGE   AVERAGE    AVERAGE
                                                          % OF      PRINCIPAL   CREDIT   ORIGINAL
ORIGINAL MORTGAGE          NUMBER OF    PRINCIPAL       PRINCIPAL
AMOUNT ($)                   LOANS       BALANCE         BALANCE     BALANCE    SCORE       LTV
----------                   -----       -------         -------     -------    -----       ---
                                                               %                                  %
100,000 or less                634      $48,807,885      14.43        $76,984       624     95.99

100,001 to 200,000           1,032      147,182,547      43.52        142,619       632     97.08

200,001 to 300,000             240       58,936,562      17.43        245,569       656     95.43

300,001 to 400,000             136       48,265,996      14.27        354,897       667     92.39

400,001 to 500,000              54       23,792,204       7.03        440,596       671     90.32

500,001 to 600,000              11        6,130,815       1.81        557,347       714     78.18

600,001 to 700,000               1          679,200       0.20        679,200       755     80.00

700,001 to 800,000               3        2,165,142       0.64        721,714       724     75.23

900,001 to 1,000,000             1          947,050       0.28        947,050       702     80.00

1,200,001 to 1,300,000          1        1,300,000       0.38      1,300,000       681     64.00
                                --       ----------      -----     ---------- ---- ----    -----
TOTAL:                                                         %                                  %
                             2,113     $338,207,399     100.00       $160,060       645     94.80






                     MORTGAGE RATES OF THE GROUP II-B LOANS

                                                                               WEIGHTED  WEIGHTED
                                                                     AVERAGE   AVERAGE    AVERAGE
                                                          % OF      PRINCIPAL   CREDIT   ORIGINAL
ORIGINAL MORTGAGE          NUMBER OF    PRINCIPAL       PRINCIPAL
RATE (%)                     LOANS       BALANCE         BALANCE     BALANCE    SCORE       LTV
--------                     -----       -------         -------     -------    -----       ---
                                                               %                                  %
3.500 to 3.999                   2       $1,019,072       0.30       $509,536       707     80.00

4.000 to 4.499                  14        5,324,587       1.57        380,328       709     82.53

4.500 to 4.999                  21        7,899,042       2.34        376,145       721     81.97

5.000 to 5.499                  33       10,326,062       3.05        312,911       702     79.46

5.500 to 5.999                 122       26,590,252       7.86        217,953       698     93.60

6.000 to 6.499                 161       30,224,179       8.94        187,728       671     96.19

6.500 to 6.999                 276       50,325,156      14.88        182,338       654     94.91

7.000 to 7.499                 243       36,536,151      10.80        150,355       651     94.28

7.500 to 7.999                 401       61,419,213      18.16        153,165       636     95.99

8.000 to 8.499                 241       32,744,382       9.68        135,869       629     97.41

8.500 to 8.999                 266       35,806,743      10.59        134,612       609     97.46

9.000 to 9.499                 183       22,261,665       6.58        121,648       601     97.57

9.500 to 9.999                 131       15,884,785       4.70        121,258       596     96.81

10.000 to 10.499                11        1,176,256       0.35        106,932       588     97.77

10.500 to 10.999                 5          405,186       0.12         81,037       573     92.41

11.000 to 11.499                 2          192,113       0.06         96,057       536     77.40

11.500 to 11.999                1           72,554       0.02         72,554       527     60.00
----------------                --          -------      -----        ------- ---- ----    -----
TOTAL:                                                         %                                  %
                             2,113     $338,207,399     100.00       $160,060       645     94.80


                   NET MORTGAGE RATES OF THE GROUP II-B LOANS

                                                                               WEIGHTED  WEIGHTED
                                                                     AVERAGE   AVERAGE    AVERAGE
                                                          % OF      PRINCIPAL   CREDIT   ORIGINAL
NET MORTGAGE               NUMBER OF    PRINCIPAL       PRINCIPAL
RATE (%)                     LOANS       BALANCE         BALANCE     BALANCE    SCORE       LTV
--------                     -----       -------         -------     -------    -----       ---
                                                                                                  %
3.000 to 3.499                    1        $419,956       0.12 %     $419,956       672     80.00

3.500 to 3.999                    7       2,786,178       0.82        398,025       705     81.76

4.000 to 4.499                   21       8,592,000       2.54        409,143       714     81.28

4.500 to 4.999                   38      12,036,905       3.56        316,761       709     81.88

5.000 to 5.499                  103      22,405,506       6.62        217,529       694     92.49

5.500 to 5.999                  172      33,705,120       9.97        195,960       676     95.28

6.000 to 6.499                  284      51,492,360      15.23        181,311       655     95.21

6.500 to 6.999                  266      41,049,694      12.14        154,322       649     93.64

7.000 to 7.499                  393      58,110,246      17.18        147,863       633     96.46

7.500 to 7.999                  268      37,323,254      11.04        139,266       629     97.57

8.000 to 8.499                  239      32,109,491       9.49        134,349       611     97.55

8.500 to 8.999                  218      26,120,369       7.72        119,818       602     97.84

9.000 to 9.499                   85      10,525,347       3.11        123,828       591     96.20

9.500 to 9.999                   10         861,120       0.25         86,112       589     96.78

10.000 to 10.499                  5         405,186       0.12         81,037       573     92.41

10.500 to 10.999                  2         192,113       0.06         96,057       536     77.40

11.000 to 11.499                 1          72,554       0.02         72,554       527     60.00
----------------                 --         -------      -----        ------- ---  ---- --------
TOTAL:                                                                                            %
                              2,113    $338,207,399     100.00 %     $160,060       645     94.80





                        ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP II-B LOANS

                                                                               WEIGHTED
                                                                     AVERAGE   AVERAGE
                                                          % OF      PRINCIPAL   CREDIT
ORIGINAL LOAN-TO-VALUE     NUMBER OF    PRINCIPAL       PRINCIPAL
RATIO (%)                    LOANS       BALANCE         BALANCE     BALANCE    SCORE

0.01 to 50.00                     4        $801,245       0.24 %     $200,311       636

50.01 to 55.00                    3       1,244,738       0.37        414,913       767

55.01 to 60.00                    6       1,461,353       0.43        243,559       617

60.01 to 65.00                    6       2,278,981       0.67        379,830       646

65.01 to 70.00                   12       3,225,662       0.95        268,805       643

70.01 to 75.00                   19       4,406,030       1.30        231,896       684

75.01 to 80.00                   91      22,513,502       6.66        247,401       679

80.01 to 85.00                   42       7,437,645       2.20        177,087       609

85.01 to 90.00                  207      36,667,551      10.84        177,138       638

90.01 to 95.00                  474      67,621,676      19.99        142,662       626

95.01 to 100.00               1,248     190,149,360      56.22        152,363       650

100.01 to 105.00                 1         399,656       0.12        399,656       709
                                 --        --------      -----       -------- ---  ---
TOTAL:
                              2,113    $338,207,399     100.00 %     $160,060       645


              GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES OF THE GROUP II-B LOANS

                                                                               WEIGHTED  WEIGHTED
                                                                     AVERAGE   AVERAGE    AVERAGE
                                                          % OF      PRINCIPAL   CREDIT   ORIGINAL
                           NUMBER OF    PRINCIPAL       PRINCIPAL
STATE                        LOANS       BALANCE         BALANCE     BALANCE    SCORE       LTV
-----                        -----       -------         -------     -------    -----       ---
                                                                                                  %
California                      119     $39,314,569      11.62 %     $330,375       683     88.86

Florida                         210      34,608,134      10.23        164,801       646     94.83

Illinois                        116      19,209,394       5.68        165,598       648     96.50

Texas                           143      17,591,473       5.20        123,017       630     96.52

Virginia                         78      15,226,185       4.50        195,208       658     92.51

Georgia                          94      13,541,774       4.00        144,061       628     96.00

Arizona                          79      12,838,436       3.80        162,512       644     97.54

Michigan                         98      12,613,008       3.73        128,704       624     94.99

Ohio                            100      11,188,164       3.31        111,882       629     97.29

Maryland                         44      10,764,204       3.18        244,641       677     95.14

Indiana                          90      10,580,469       3.13        117,561       629     96.57

Other (1)                      942     140,731,589      41.61        149,397       639     95.52
---------                      ----    ------------     ------       -------- ---  ----    -----
TOTAL:                                                                                            %
                              2,113    $338,207,399     100.00 %     $160,060       645     94.80
        (1) Other  includes  states and the District of Columbia  with less than
        3.00% concentrations individually.






                  MORTGAGE LOAN PURPOSE OF THE GROUP II-B LOANS

                                                                               WEIGHTED  WEIGHTED
                                                                     AVERAGE   AVERAGE    AVERAGE
                                                          % OF      PRINCIPAL   CREDIT   ORIGINAL
LOAN                       NUMBER OF    PRINCIPAL       PRINCIPAL
PURPOSE                      LOANS       BALANCE         BALANCE     BALANCE    SCORE       LTV
-------                      -----       -------         -------     -------    -----       ---
                                                                                                  %
Purchase                     1,457     $229,598,640      67.89 %     $157,583       648     96.52

Equity Refinance               558       92,584,009      27.37        165,921       638     91.59

Rate/Term Refinance            98       16,024,750       4.74        163,518       651     88.69
-------------------            ---      -----------      -----       -------- ---  ----    -----
TOTAL:                                                                                            %
                             2,113     $338,207,399     100.00 %     $160,060       645     94.80


                     OCCUPANCY TYPE OF THE GROUP II-B LOANS

                                                                               WEIGHTED  WEIGHTED
                                                                     AVERAGE   AVERAGE    AVERAGE
                                                          % OF      PRINCIPAL   CREDIT   ORIGINAL
OCCUPANCY                  NUMBER OF    PRINCIPAL       PRINCIPAL
TYPE                         LOANS       BALANCE         BALANCE     BALANCE    SCORE       LTV
----                         -----       -------         -------     -------    -----       ---
                                                                                                  %
Primary Residence             2,041    $327,258,430      96.76 %     $160,342       644     95.12

Non Owner-Occupied               51       6,557,202       1.94        128,573       679     81.09

Second/Vacation                 21       4,391,768       1.30        209,132       698     91.24
---------------                 ---      ----------      -----       -------- ---  ----    -----
TOTAL:                                                                                            %
                              2,113    $338,207,399     100.00 %     $160,060       645     94.80


                MORTGAGED PROPERTY TYPES OF THE GROUP II-B LOANS

                                                                                  WEIGHTED  WEIGHTED
                                                                         AVERAGE   AVERAGE   AVERAGE
                                                              % OF      PRINCIPAL  CREDIT   ORIGINAL
PROPERTY                           NUMBER OF  PRINCIPAL     PRINCIPAL
TYPE                                 LOANS     BALANCE       BALANCE     BALANCE    SCORE      LTV
----                                 -----     -------       -------     -------    -----      ---
                                                                                                    %
Single-family detached                1,711  $260,590,654   77.05  %    $152,303        642   94.98
Planned Unit Developments
(detached)                              200    42,198,878   12.48        210,994        652   93.81
Condo Low-Rise (less than 5
stories)                                 92    13,052,333    3.86        141,873        668   94.86

Two- to four-family units                49    11,084,435    3.28        226,213        672   95.31
Planned Unit Developments
(attached)                               37     6,271,706    1.85        169,506        650   95.54

Townhouse                                13     2,591,533    0.77        199,349        646   91.15

Condo Mid-Rise (5 to 8 stories)           7     1,712,028    0.51        244,575        652   92.25

Manufactured Home                         2       422,656    0.12        211,328        687   86.77

Leasehold                                 1       153,350    0.05        153,350        613  100.00
Condo High-Rise (9 stories or
                                   ---------------------- --------   ------
more)                                    1       129,827    0.04        129,827        673  100.00
                                         --      --------   -----       -------- ---   ---- ------
TOTAL:                                                                                              %
                                      2,113  $338,207,399  100.00  %    $160,060        645   94.80






                      MORTGAGE LOAN DOCUMENTATION TYPES OF THE GROUP II-B LOANS

                                                                               WEIGHTED  WEIGHTED
                                                                     AVERAGE   AVERAGE    AVERAGE
                                                          % OF      PRINCIPAL   CREDIT   ORIGINAL
                           NUMBER OF    PRINCIPAL       PRINCIPAL
DOCUMENTATION TYPE           LOANS       BALANCE         BALANCE     BALANCE    SCORE       LTV
-------------------          -----       -------         -------     -------    -----       ---
                                                                                                  %
Full Documentation            1,624    $234,201,651      69.25 %     $144,213       632     96.95

Reduced Documentation          489     104,005,748      30.75        212,691       675     89.97
                               ----    ------------     ------       -------- ---  ----    -----
TOTAL:                                                                                            %
                              2,113    $338,207,399     100.00 %     $160,060       645     94.80


                PREPAYMENT PENALTY TERMS OF THE GROUP II-B LOANS

                                                                               WEIGHTED   WEIGHTED
                                                                     AVERAGE   AVERAGE    AVERAGE
                                                          % OF      PRINCIPAL   CREDIT    ORIGINAL
PREPAYMENT                  NUMBER OF    PRINCIPAL      PRINCIPAL
PENALTY TERM                  LOANS       BALANCE        BALANCE     BALANCE    SCORE       LTV
------------                  -----       -------        -------     -------    -----       ---
                                                                                                   %
None                             652   $116,666,310      34.50  %    $178,936       653     91.77

12 Months                         59     10,179,644       3.01        172,536       651     96.10

24 Months                      1,028    152,405,337      45.06        148,254       637     96.77

36 Months                        351     54,759,069      16.19        156,009       648     95.91

60 Months                         21      3,782,394       1.12        180,114       705     88.89

Other (2)                         2        414,645       0.12        207,323       681    100.00
---------                         --       --------      -----       -------- ---  ----   ------
TOTAL:                                                                                             %
                               2,113   $338,207,399     100.00  %    $160,060       645     94.80
(2) Not None, 12, 24, 36 or 60 months and not more than 60 months.


                       INDEX TYPES OF THE GROUP II-B LOANS

                                                                               WEIGHTED  WEIGHTED
                                                                     AVERAGE   AVERAGE    AVERAGE
                                                          % OF      PRINCIPAL   CREDIT   ORIGINAL
INDEX                      NUMBER OF    PRINCIPAL       PRINCIPAL
TYPE                         LOANS       BALANCE         BALANCE     BALANCE    SCORE       LTV
----                         -----       -------         -------     -------    -----       ---
                                                                                                  %
Libor - 6 Month               2,062    $319,886,783      94.58 %     $155,134       642     95.80

Libor - 1 Year                   49      16,940,516       5.01        345,725       717     78.47

Treasury - 1 Year                2       1,380,100       0.41        690,050       671     64.93
-----------------                --      ----------      -----       -------- ---  ----    -----
TOTAL:                                                                                            %
                              2,113    $338,207,399     100.00 %     $160,060       645     94.80






                         MAXIMUM MORTGAGE RATES (%) OF THE GROUP II-B LOANS

                                                                               WEIGHTED  WEIGHTED
                                                                     AVERAGE   AVERAGE    AVERAGE
                                                          % OF      PRINCIPAL   CREDIT   ORIGINAL
MAXIMUM MORTGAGE           NUMBER OF    PRINCIPAL       PRINCIPAL
RATE (%)                     LOANS       BALANCE         BALANCE     BALANCE    SCORE       LTV
--------                     -----       -------         -------     -------    -----       ---
                                                                                                  %
6.000 to 6.999                    1        $416,000       0.12 %     $416,000       704     80.00

7.000 to 7.999                    1       1,300,000       0.38      1,300,000       681     64.00

8.000 to 8.999                    1         164,802       0.05        164,802       731     74.00

9.000 to 9.999                    1         599,116       0.18        599,116       732     80.00

10.000 to 10.999                 34      13,195,217       3.90        388,095       719     80.14

11.000 to 11.999                146      32,400,738       9.58        221,923       698     92.06

12.000 to 12.999                431      80,705,372      23.86        187,251       662     95.11

13.000 to 13.999                614      94,975,984      28.08        154,684       642     95.12

14.000 to 14.999                514      69,618,346      20.58        135,444       622     97.44

15.000 to 15.999                294      37,181,597      10.99        126,468       600     97.31

16.000 to 16.999                 71       7,283,026       2.15        102,578       590     96.95

17.000 to 17.999                  4         317,603       0.09         79,401       544     77.19

18.000 to 18.999                 1          49,598       0.01         49,598       490     65.00
----------------                 --         -------      -----        ------- ---  ----    -----
TOTAL:                                                                                            %
                              2,113    $338,207,399     100.00 %     $160,060       645     94.80






                     NEXT INTEREST RATE ADJUSTMENT DATE OF THE GROUP II-B LOANS

                                                                               WEIGHTED  WEIGHTED
                                                                     AVERAGE   AVERAGE    AVERAGE
                            NUMBER                        % OF      PRINCIPAL   CREDIT   ORIGINAL
NEXT INTEREST RATE             OF       PRINCIPAL       PRINCIPAL
ADJUSTMENT DATE              LOANS       BALANCE         BALANCE     BALANCE    SCORE       LTV
---------------              -----       -------         -------     -------    -----       ---
                                                                                                  %
August 2004                       1         $46,935       0.01 %      $46,935       646     70.00

October 2004                      1          49,598       0.01         49,598       490     65.00

November 2004                     2         406,066       0.12        203,033       724     92.54

December 2004                    11       3,962,619       1.17        360,238       717     84.97

May 2005                          1          80,100       0.02         80,100       516     80.00

June 2005                         1         599,116       0.18        599,116       732     80.00

October 2005                      1         139,534       0.04        139,534       586    100.00

November 2005                     4         801,923       0.24        200,481       641     97.11

December 2005                     3         670,196       0.20        223,399       647     99.11

January 2006                      5         957,895       0.28        191,579       692     97.37

February 2006                     5         550,800       0.16        110,160       603     95.27

March 2006                       15       2,542,493       0.75        169,500       653     95.10

April 2006                       80      12,609,456       3.73        157,618       629     93.47

May 2006                        533      87,596,820      25.90        164,347       650     97.85

June 2006                       730     104,514,606      30.90        143,171       635     96.38

July 2006                       270      39,425,253      11.66        146,019       618     93.94

September 2006                    1         356,744       0.11        356,744       581     80.00

December 2006                     2         461,658       0.14        230,829       687     89.08

March 2007                        3         804,741       0.24        268,247       621     93.95

April 2007                       16       2,652,973       0.78        165,811       644     94.97

May 2007                        164      30,438,303       9.00        185,599       673     91.45

June 2007                       158      31,134,880       9.21        197,056       667     91.63

July 2007                       103      15,779,453       4.67        153,199       643     89.92

June 2014                        3       1,625,238       0.48        541,746       748     63.30
                                 --      ----------      -----       -------- ---  ----    -----
TOTAL:                                                                                            %
                              2,113    $338,207,399     100.00 %     $160,060       645     94.80






                     NOTE MARGIN (%) OF THE GROUP II-B LOANS

                                                                               WEIGHTED  WEIGHTED
                                                                     AVERAGE   AVERAGE    AVERAGE
                            NUMBER                        % OF      PRINCIPAL   CREDIT   ORIGINAL
NOTE                           OF       PRINCIPAL       PRINCIPAL
MARGIN (%)                   LOANS       BALANCE         BALANCE     BALANCE    SCORE       LTV
----------                   -----       -------         -------     -------    -----       ---
                                                                                                  %
2.000 to 2.499                   44     $17,960,139       5.31 %     $408,185       711     75.44

2.500 to 2.999                   11       2,673,762       0.79        243,069       734     84.77

3.000 to 3.499                    7       1,572,376       0.46        224,625       736     89.03

3.500 to 3.999                   23       5,259,167       1.56        228,659       720     92.23

4.000 to 4.499                    5       1,256,645       0.37        251,329       685     92.76

4.500 to 4.999                   14       3,024,305       0.89        216,022       699     96.91

5.000 to 5.499                   31       6,644,316       1.96        214,333       703     92.14

5.500 to 5.999                  130      27,271,941       8.06        209,784       689     97.86

6.000 to 6.499                  238      46,602,780      13.78        195,810       673     98.17

6.500 to 6.999                  260      44,006,958      13.01        169,258       655     96.41

7.000 to 7.499                  255      38,854,797      11.49        152,372       638     93.75

7.500 to 7.999                  287      43,626,473      12.90        152,009       630     94.16

8.000 to 8.499                  241      31,340,823       9.27        130,045       613     95.65

8.500 to 8.999                  249      31,219,943       9.23        125,381       600     96.21

9.000 to 9.499                  191      22,914,446       6.78        119,971       590     97.12

9.500 to 9.999                   88      10,085,406       2.98        114,607       593     97.94

10.000 to 10.499                 25       2,797,981       0.83        111,919       595     99.08

10.500 to 10.999                  8         670,382       0.20         83,798       596     99.25

11.000 to 11.499                  4         274,891       0.08         68,723       579     89.44

11.500 to 11.999                  1          67,925       0.02         67,925       510     85.00

12.000 to 12.499                 1          81,942       0.02         81,942       618    100.00
----------------                 --         -------      -----        ------- ---  ----   ------
TOTAL:                                                                                            %
                              2,113    $338,207,399     100.00 %     $160,060       645     94.80













                 RAMP SERIES 2004-RS7 - COLLATERAL CHARACTERISTICS (GROUP III LOANS)
                                 SUMMARY REPORT
------------------------------------------------------------------------------------------
Current Principal Balance               $127,583,178
Number of Mortgage Loans                         401

                                             AVERAGE           MINIMUM            MAXIMUM
Original Principal Balance                  $318,359           $37,800         $1,495,000

                                    WEIGHTED AVERAGE           MINIMUM            MAXIMUM
Original Term (mos)                              360               360                360
Age (mos)                                          2                 0                  6
Gross Mortgage Rate                           5.035%            3.875%             7.500%
Loan-to-Value Ratio                           77.21%            25.00%            100.00%
Credit Score                                     722               621                811

Margin                                        2.465%            2.250%             5.740%
Initial Periodic Cap                          5.175%            2.000%             6.000%
Maximum Mortgage Rate                        10.266%            8.875%            13.500%
Minimum Mortgage Rate                         2.465%            2.250%             5.990%
Next Rate Adjustment (mos)                        59                46                 84
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
LIEN POSITION               % OF LOAN GROUP    LOAN PURPOSE               % OF LOAN GROUP
                            ---------------                               ---------------
1st Lien                            100.00%    Equity Refinance                    33.93%
                                               Purchase                            49.48%
OCCUPANCY                   % OF LOAN GROUP    Rate/Term Refinance                 16.59%
                            ---------------
Primary Residence                    90.10%
Second/Vacation                       4.96%    PROPERTY TYPE              % OF LOAN GROUP
                                                                          ---------------
Non-Owner Occupied                    4.94%    Single-family detached              61.22%
                                               PUD (detached)                      23.79%
DOCUMENTATION               % OF LOAN GROUP    Condo Low-Rise                       8.18%
                            ---------------
Full Documentation                             Two- to four-family
                                     36.09%    units                                2.42%
Reduced Documentation                63.91%    Condo High-Rise                      1.93%
                                               PUD (attached)                       1.63%
                                               Cooperative                          0.36%
SERVICING                   % OF LOAN GROUP    Condotel                             0.29%
                            ---------------
Homecomings                         100.00%    Townhouse                            0.17%

DELINQUENCY                 % OF LOAN GROUP
                            ---------------
Current                             100.00%

                                               PERCENT OF POOL
                                                WITH PREPAYMENT PENALTY            18.38%
EXCEPTION CATEGORY          % OF LOAN GROUP
Alternet (RASC)                       0.12%    PERCENT OF POOL
Expanded Criteria (RALI)             23.29%     OVER 80% LTV WITH MI               39.17%
Jumbo A (RFMSI)                      76.59%
                                               PERCENT OF POOL
                                                WITH INTEREST ONLY                 64.15%
                                     PERIOD
------------------------------------------------------------------------------------------




                CREDIT SCORE DISTRIBUTION OF THE GROUP III LOANS

                                                                                WEIGHTED
                                                                     AVERAGE     AVERAGE
                                                          % OF      PRINCIPAL   ORIGINAL
                           NUMBER OF    PRINCIPAL       PRINCIPAL
RANGE OF CREDIT SCORES       LOANS       BALANCE         BALANCE     BALANCE       LTV
----------------------       -----       -------         -------     -------       ---
                                                               %                         %
620 to 639                      11       $3,787,630       2.97       $344,330      76.86

640 to 659                      16        3,694,055       2.90        230,878      83.94

660 to 679                      30        7,595,243       5.95        253,175      79.34

680 to 699                      78       22,086,245      17.31        283,157      79.26

700 to 719                      78       25,267,002      19.80        323,936      77.37

720 to 739                      69       23,827,317      18.68        345,323      77.69

740 to 759                      45       16,582,574      13.00        368,502      77.47

760 or greater                 74       24,743,111      19.39        334,366       72.97
--------------                 ---      -----------     ------       --------
TOTAL                                                          %                         %
                               401     $127,583,178     100.00       $318,163      77.21


                  ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP III LOANS

                                                                               WEIGHTED  WEIGHTED
                                                                     AVERAGE   AVERAGE    AVERAGE
                                                          % OF      PRINCIPAL   CREDIT   ORIGINAL
ORIGINAL MORTGAGE          NUMBER OF    PRINCIPAL       PRINCIPAL
AMOUNT ($)                   LOANS       BALANCE         BALANCE     BALANCE    SCORE       LTV
----------                   -----       -------         -------     -------    -----       ---
                                                               %                                  %
100,000 or less                 44       $3,470,323       2.72         $78,871      712     81.12

100,001 to 200,000             125       18,433,966      14.45         147,472      714     83.02

200,001 to 300,000              75       18,072,919      14.17         240,972      719     81.85

300,001 to 400,000              62       21,335,835      16.72         344,126      725     79.24

400,001 to 500,000              25       11,228,271       8.80         449,131      721     75.59

500,001 to 600,000              18        9,740,794       7.63         541,155      736     75.59

600,001 to 700,000              14        9,062,681       7.10         647,334      710     75.77

700,001 to 800,000               9        6,947,854       5.45         771,984      700     73.20

800,001 to 900,000              10        8,429,944       6.61         842,994      719     71.45

900,001 to 1,000,000             9        8,830,492       6.92         981,166      738     75.37

1,000,001 to 1,100,000           6        6,467,000       5.07       1,077,833      755     67.92

1,100,001 to 1,200,000           1        1,200,000       0.94       1,200,000      729     66.00

1,300,001 to 1,400,000           1        1,400,000       1.10       1,400,000      731     70.00

1,400,001 to 1,500,000          2        2,963,100       2.32       1,481,550      700     68.95
----------------------          --       ----------      -----      ---------- -------- --------
TOTAL:                                                         %                                  %
                               401     $127,583,178     100.00        $318,163      722     77.21






                      MORTGAGE RATES OF THE GROUP III LOANS

                                                                               WEIGHTED  WEIGHTED
                                                                     AVERAGE   AVERAGE    AVERAGE
                                                          % OF      PRINCIPAL   CREDIT   ORIGINAL
ORIGINAL MORTGAGE          NUMBER OF    PRINCIPAL       PRINCIPAL
RATE (%)                     LOANS       BALANCE         BALANCE     BALANCE    SCORE       LTV
--------                     -----       -------         -------     -------    -----       ---
                                                               %                                  %
3.500 to 3.999                   1         $799,700       0.63        $799,700      725     73.00

4.000 to 4.499                  21       13,250,201      10.39         630,962      742     71.25

4.500 to 4.999                 150       64,882,753      50.86         432,552      722     75.65

5.000 to 5.499                  46       14,335,058      11.24         311,632      733     74.33

5.500 to 5.999                  88       19,388,394      15.20         220,323      713     80.81

6.000 to 6.499                  64        9,816,846       7.69         153,388      709     87.54

6.500 to 6.999                  24        4,083,274       3.20         170,136      698     87.10

7.000 to 7.499                   5          623,248       0.49         124,650      686     86.40

7.500 to 7.999                  2          403,705       0.32         201,852      693     96.24
                                --         --------      -----        -------- -------- --------
TOTAL:                                                         %                                  %
                               401     $127,583,178     100.00        $318,163      722     77.21


                    NET MORTGAGE RATES OF THE GROUP III LOANS

                                                                               WEIGHTED  WEIGHTED
                                                                     AVERAGE   AVERAGE    AVERAGE
                                                          % OF      PRINCIPAL   CREDIT   ORIGINAL
NET MORTGAGE               NUMBER OF    PRINCIPAL       PRINCIPAL
RATE (%)                     LOANS       BALANCE         BALANCE     BALANCE    SCORE       LTV
--------                     -----       -------         -------     -------    -----       ---
                                                                                                  %
3.500 to 3.999                   9       $3,995,480       3.13 %      $443,942      719     75.00

4.000 to 4.499                 132       63,820,191      50.02         483,486      727     74.92

4.500 to 4.999                  64       21,597,066      16.93         337,454      725     73.40

5.000 to 5.499                  84       20,034,775      15.70         238,509      715     80.12

5.500 to 5.999                  68       11,353,284       8.90         166,960      717     85.97

6.000 to 6.499                  36        5,691,482       4.46         158,097      692     88.79

6.500 to 6.999                   4          521,820       0.41         130,455      698     84.69

7.000 to 7.499                  4          569,079       0.45         142,270      692     94.11
                                --         --------      -----   ---- -------- --- ---- --------
TOTAL:                                                                                            %
                               401     $127,583,178     100.00 %      $318,163      722     77.21





                        ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP III LOANS

                                                                               WEIGHTED
                                                                     AVERAGE   AVERAGE
                                                          % OF      PRINCIPAL   CREDIT
ORIGINAL LOAN-TO-VALUE     NUMBER OF    PRINCIPAL       PRINCIPAL
RATIO (%)                    LOANS       BALANCE         BALANCE     BALANCE    SCORE

0.01 to 50.00                   10       $2,038,447       1.60 %      $203,845      771

50.01 to 55.00                   4        1,735,500       1.36         433,875      701

55.01 to 60.00                  11        4,023,529       3.15         365,775      749

60.01 to 65.00                  11        6,494,815       5.09         590,438      739

65.01 to 70.00                  28       14,715,145      11.53         525,541      723

70.01 to 75.00                  38       17,880,555      14.01         470,541      719

75.01 to 80.00                 180       59,822,956      46.89         332,350      723

80.01 to 85.00                  13        2,772,216       2.17         213,247      724

85.01 to 90.00                  47        7,840,865       6.15         166,827      699

90.01 to 95.00                  32        5,629,306       4.41         175,916      710

95.01 to 100.00                27        4,629,843       3.63         171,476      710
---------------                ---       ----------      -----        -------- -------
TOTAL:
                               401     $127,583,178     100.00 %      $318,163      722


              GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES OF THE GROUP III LOANS

                                                                               WEIGHTED  WEIGHTED
                                                                     AVERAGE   AVERAGE    AVERAGE
                                                          % OF      PRINCIPAL   CREDIT   ORIGINAL
                           NUMBER OF    PRINCIPAL       PRINCIPAL
STATE                        LOANS       BALANCE         BALANCE     BALANCE    SCORE       LTV
-----                        -----       -------         -------     -------    -----       ---
                                                               %                                  %
California                     119      $58,535,786      45.88        $491,897      730     73.69

Florida                        117       18,709,470      14.66         159,910      713     86.16

Colorado                        22       10,179,145       7.98         462,688      725     77.73

Virginia                        20        6,427,631       5.04         321,382      693     82.52

Arizona                         18        4,994,041       3.91         277,447      728     78.29

Illinois                        14        4,297,102       3.37         306,936      715     74.02

Other (1)                      91       24,440,002      19.16         268,571      715     77.53
---------                      ---      -----------     ------        --------     ----    -----
TOTAL:                                                         %                                  %
                               401     $127,583,178     100.00        $318,163      722     77.21
        (1) Other  includes  states and the District of Columbia  with less than
        3.00% concentrations individually.






                  MORTGAGE LOAN PURPOSE OF THE GROUP III LOANS

                                                                               WEIGHTED  WEIGHTED
                                                                     AVERAGE   AVERAGE    AVERAGE
                                                          % OF      PRINCIPAL   CREDIT   ORIGINAL
LOAN                       NUMBER OF    PRINCIPAL       PRINCIPAL
PURPOSE                      LOANS       BALANCE         BALANCE     BALANCE    SCORE       LTV
-------                      -----       -------         -------     -------    -----       ---
                                                               %                                  %
Purchase                       213      $63,126,426      49.48        $296,368      718     80.68

Equity Refinance               129       43,284,818      33.93         335,541      723     73.77

Rate/Term Refinance            59       21,171,933      16.59         358,846      730     73.90
-------------------            ---      -----------     ------        --------     ----    -----
TOTAL:                                                         %                                  %
                               401     $127,583,178     100.00        $318,163      722     77.21


                      OCCUPANCY TYPE OF THE GROUP III LOANS

                                                                               WEIGHTED  WEIGHTED
                                                                     AVERAGE   AVERAGE    AVERAGE
                                                          % OF      PRINCIPAL   CREDIT   ORIGINAL
OCCUPANCY                  NUMBER OF    PRINCIPAL       PRINCIPAL
TYPE                         LOANS       BALANCE         BALANCE     BALANCE    SCORE       LTV
----                         -----       -------         -------     -------    -----       ---
                                                                                                  %
Primary Residence              328     $114,952,729      90.10 %     $350,466       723     76.57

Second/Vacation                 27        6,334,173       4.96        234,599       722     82.17

Non Owner-occupied             46        6,296,276       4.94        136,876       712     83.86
                               ---       ----------      -----   ------------ ---  ---- --------
TOTAL:                                                                                            %
                               401     $127,583,178     100.00 %     $318,163       722     77.21


                 MORTGAGED PROPERTY TYPES OF THE GROUP III LOANS

                                                                                  WEIGHTED  WEIGHTED
                                                                         AVERAGE   AVERAGE   AVERAGE
PROPERTY                           NUMBER OF  PRINCIPAL  % OF PRINCIPAL PRINCIPAL  CREDIT   ORIGINAL
TYPE                                 LOANS     BALANCE      BALANCE      BALANCE    SCORE      LTV
----                                 -----     -------      -------      -------    -----      ---
                                                                                                    %
Single-family detached                234    $78,107,049    61.22  %    $333,791        723   76.71
Planned Unit Developments
(detached)                             94     30,350,910    23.79        322,882        721   77.54
Condo Low-Rise (less than 5
stories)                               40     10,438,498     8.18        260,962        722   80.87

Two- to four-family units              13      3,092,723     2.42        237,902        717   74.65
Condo High-Rise (9 stories or
more)                                   5      2,457,959     1.93        491,592        710   70.34
Planned Unit Developments
(attached)                             12      2,080,463     1.63        173,372        710   85.46

Cooperative                             1        460,060     0.36        460,060        671   76.00

Condotel                                1        375,800     0.29        375,800        761   80.00

Townhouse                              1        219,717     0.17         219,717        723  68.00
                                       --       --------    -----        -------        ---  -----
TOTAL:                                                                                              %
                                      401   $127,583,178   100.00  %    $318,163        722   77.21






                      MORTGAGE LOAN DOCUMENTATION TYPES OF THE GROUP III LOANS

                                                                               WEIGHTED  WEIGHTED
                                                                     AVERAGE   AVERAGE    AVERAGE
                                                          % OF      PRINCIPAL   CREDIT   ORIGINAL
                           NUMBER OF    PRINCIPAL       PRINCIPAL
DOCUMENTATION TYPE           LOANS       BALANCE         BALANCE     BALANCE    SCORE       LTV
-------------------          -----       -------         -------     -------    -----       ---
                                                                                                  %
Full Documentation             125      $46,039,531      36.09 %     $368,316       718     76.34

Reduced Documentation         276       81,543,646      63.91        295,448       724     77.70
                              ----      -----------     ------   ------------ ---  ---- --------
TOTAL:                                                                                            %
                               401     $127,583,178     100.00 %     $318,163       722     77.21


                 PREPAYMENT PENALTY TERMS OF THE GROUP III LOANS

                                                                               WEIGHTED   WEIGHTED
                                                                     AVERAGE   AVERAGE    AVERAGE
                                                          % OF      PRINCIPAL   CREDIT    ORIGINAL
PREPAYMENT                  NUMBER OF    PRINCIPAL      PRINCIPAL
PENALTY TERM                  LOANS       BALANCE        BALANCE     BALANCE    SCORE       LTV
------------                  -----       -------        -------     -------    -----       ---
                                                                %                                  %
None                           256     $104,129,833      81.62        $406,757      725     75.04

12 Months                       10        1,781,736       1.40         178,174      711     86.28

36 Months                       23        4,475,624       3.51         194,592      692     87.03

60 Months                     112       17,195,985      13.48         153,536      712     86.88
                              ----      -----------     ------        --------     ----    -----
TOTAL:                                                          %                                  %
                               401     $127,583,178     100.00        $318,163      722     77.21



                       INDEX TYPES OF THE GROUP III LOANS

                                                                               WEIGHTED  WEIGHTED
                                                                     AVERAGE   AVERAGE    AVERAGE
                                                          % OF      PRINCIPAL   CREDIT   ORIGINAL
INDEX                      NUMBER OF    PRINCIPAL       PRINCIPAL
TYPE                         LOANS       BALANCE         BALANCE     BALANCE    SCORE       LTV
----                         -----       -------         -------     -------    -----       ---
                                                               %                                  %
Libor - 6 Month                172      $31,702,336      24.85        $184,316      705     85.38

Libor - 1 Year                 228       95,075,842      74.52         416,999      727     74.55

Treasury - 1 Year               1          805,000       0.63         805,000      769     70.00
-----------------               --         --------      -----        --------     ----    -----
TOTAL:                                                         %                                  %
                               401     $127,583,178     100.00        $318,163      722     77.21






                MAXIMUM MORTGAGE RATES (%) OF THE GROUP III LOANS

                                                                               WEIGHTED  WEIGHTED
                                                                     AVERAGE   AVERAGE    AVERAGE
                                                          % OF      PRINCIPAL   CREDIT   ORIGINAL
MAXIMUM MORTGAGE           NUMBER OF    PRINCIPAL       PRINCIPAL
RATE (%)                     LOANS       BALANCE         BALANCE     BALANCE    SCORE       LTV
--------                     -----       -------         -------     -------    -----       ---
                                                               %                                  %
8.000 to 8.999                   1         $799,700       0.63        $799,700      725     73.00

9.000 to 9.999                 164       76,090,766      59.64         463,968      725     74.81

10.000 to 10.999                71       21,707,317      17.01         305,737      724     74.92

11.000 to 11.999                75       15,548,122      12.19         207,308      718     82.46

12.000 to 12.999                83       12,410,319       9.73         149,522      705     88.55

13.000 to 13.999                7        1,026,953       0.80         146,708      688     90.27
                                --       ----------      -----        --------     ----    -----
TOTAL:                                                         %                                  %
                               401     $127,583,178     100.00        $318,163      722     77.21


                      NEXT INTEREST RATE ADJUSTMENT DATE OF THE GROUP III LOANS

                                                                               WEIGHTED  WEIGHTED
                                                                     AVERAGE   AVERAGE    AVERAGE
                            NUMBER                        % OF      PRINCIPAL   CREDIT   ORIGINAL
NEXT INTEREST RATE             OF       PRINCIPAL       PRINCIPAL
ADJUSTMENT DATE              LOANS       BALANCE         BALANCE     BALANCE    SCORE       LTV
---------------              -----       -------         -------     -------    -----       ---
                                                               %                                  %
May 2008                         1       $1,100,000       0.86      $1,100,000      801     59.00

December 2008                    1          156,204       0.12         156,204      748    100.00

January 2009                     3          798,193       0.63         266,064      751     75.63

March 2009                       1          151,843       0.12         151,843      697     72.00

April 2009                       4        1,134,154       0.89         283,538      709     76.96

May 2009                       184       79,887,136      62.62         434,169      724     75.09

June 2009                      160       32,981,241      25.85         206,133      715     84.01

July 2009                       27        7,151,400       5.61         264,867      712     73.27

May 2011                         3          458,571       0.36         152,857      721     85.16

June 2011                       13        2,793,737       2.19         214,903      736     74.78

July 2011                       4          970,700       0.76         242,675      738     72.75
                                --         --------      -----        --------     ----    -----
TOTAL:                                                         %                                  %
                               401     $127,583,178     100.00        $318,163      722     77.21


                     NOTE MARGIN (%) OF THE GROUP III LOANS

                                                                               WEIGHTED  WEIGHTED
                                                                     AVERAGE   AVERAGE    AVERAGE
                            NUMBER                        % OF      PRINCIPAL   CREDIT   ORIGINAL
NOTE                           OF       PRINCIPAL       PRINCIPAL
MARGIN (%)                   LOANS       BALANCE         BALANCE     BALANCE    SCORE       LTV
----------                   -----       -------         -------     -------    -----       ---
                                                               %                                  %
2.000 to 2.499                 242     $100,608,851      78.86        $415,739      725     74.80

2.500 to 2.999                  72       10,185,373       7.98         141,464      712     89.12

3.000 to 3.499                   2        1,071,843       0.84         535,922      708     78.87

3.500 to 3.999                  84       15,567,111      12.20         185,323      710     85.07

5.500 to 5.999                  1          150,000       0.12         150,000      621     57.00
                                --         --------      -----        --------     ----    -----
TOTAL:                                                         %                                  %
                               401     $127,583,178     100.00        $318,163      722     77.21

